                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement

   /X/  Definitive Proxy Statement

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                          MONSANTO COMPANY
       ----------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


                          MONSANTO COMPANY
       ----------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

   ---------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_/

   ---------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   ---------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:

   ---------------------------------------------------------------------

   3)  Filing Party:

   ---------------------------------------------------------------------

   4)  Date Filed:

   ---------------------------------------------------------------------

     THIS PROXY MATERIAL IS SENT TO YOU FOR YOUR INFORMATION AS THE HOLDER OF A MONSANTO STOCK OPTION OR AS A PARTICIPANT IN THE MONSANTO EMPLOYEE STOCK PURCHASE PLAN. YOU ARE NOT ENTITLED, HOWEVER, TO VOTE ANY OPTIONED SHARES OR SHARES UNDER CONTRACT, EXCEPT TO THE EXTENT THAT YOU WERE A RECORD HOLDER ON FEBRUARY 22, 1994, AS THE RESULT OF YOUR HAVING EXERCISED YOUR OPTION OR COMPLETED YOUR PAYMENT FOR SHARES UNDER CONTRACT.

                     Monsanto
                     ------------------------------------
                     Monsanto  Company
                     800 N. Lindbergh Boulevard
                     St. Louis, Missouri 63167
                     (314) 694-1000

          NOTICE OF
          ANNUAL MEETING OF STOCKHOLDERS
          APRIL 22, 1994

          You are invited, as a stockholder of Monsanto Company, to be present or represented by proxy at the Annual Meeting of Stockholders to be held in K Building at the Company's World Headquarters, 800 North Lindbergh Boulevard, St. Louis County, Missouri, on Friday, April 22, 1994, at 1:30 p.m. for the following purposes:

            1. To elect fourteen directors.

            2. To consider and act upon the proposed Monsanto
               Management Incentive Plan of 1994.

            3. To consider and act upon the proposed Searle/Monsanto
               Stock Plan of 1994.

            4. To consider and act upon the proposed
               NutraSweet/Monsanto Stock Plan of 1994.

            5. To consider and act upon the proposed annual incentive
               program for executive officers.

            6. To consider and act upon the proposed long-term
               incentive program for executive officers.

            7. To ratify the appointment of Deloitte & Touche as
               principal independent auditors for the year 1994.

            8. To transact such other business as may properly come
               before the meeting.

          Stockholders of the Company of record at the close of business on February 22, 1994, are entitled to vote at the Annual Meeting of Stockholders and all adjournments thereof. Since a majority of the outstanding shares of stock of the Company which are entitled to vote at the meeting must be represented to constitute a quorum, all stockholders are urged either to attend the meeting or to be represented by proxy.

          If you do not expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                   Richard W. Duesenberg
                                   Secretary

          St. Louis, Missouri
          March 14, 1994

                     TABLE OF CONTENTS TO THE PROXY STATEMENT

                                                                                                                         PAGE NO.
                                                                                                                         --------


                     Election of Directors (Proxy Item No. 1)............................................................    2
                       Stock Ownership of Management and Certain Beneficial Owners.......................................    5
                       Board Meetings and Committees; Compensation of Directors..........................................    6
                       Executive Compensation............................................................................    9

                     Approval of Monsanto Management Incentive Plan of 1994
                      (Proxy Item No. 2).................................................................................   17

                     Approval of Searle/Monsanto Stock Plan of 1994 and NutraSweet/Monsanto Stock Plan of 1994 (Proxy
                      Items Nos. 3 and 4)................................................................................   21

                     Approval of Annual and Long-Term Incentive Programs for Executive Officers
                      (Proxy Items Nos. 5 and 6).........................................................................   22

                     Ratification of Independent Auditors (Proxy Item No. 7).............................................   24

                     General Information.................................................................................   24

                     Appendix A--Monsanto Management Incentive Plan of 1994


                                   MONSANTO COMPANY
                                   800 N. LINDBERGH BOULEVARD
                                   ST. LOUIS, MISSOURI 63167

     PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monsanto Company of proxies to be voted at the Annual Meeting of Stockholders on April 22, 1994, and at all adjournments thereof. Only stockholders of record at the close of business on February 22, 1994, will be eligible to vote at the meeting. Except for shares owned by the Company, each share of Common Stock, $2 par value, outstanding on such record date will be entitled to one vote. As of February 22, 1994, 118,759,129 shares of such Common Stock were outstanding and entitled to vote. This Proxy Statement and the accompanying form of proxy were first forwarded to stockholders on March 14, 1994.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote for

      (1) the election as directors of the nominees named below;

      (2) the proposed Monsanto Management Incentive Plan of 1994;

      (3) the proposed Searle/Monsanto Stock Plan of 1994;

      (4) the proposed NutraSweet/Monsanto Stock Plan of 1994;

      (5) the proposed annual incentive program for executive officers;

      (6) the proposed long-term incentive program for executive officers; and

      (7) the ratification of the appointment of Deloitte & Touche as principal independent auditors for the year 1994.

     A plurality of the shares present at the meeting in person or by proxy is required for the election of directors, and the affirmative vote of a majority of the shares present at the meeting in person or by proxy is required for approval of the Monsanto Management Incentive Plan of 1994, the Searle/Monsanto Stock Plan of 1994, the NutraSweet/Monsanto Stock Plan of 1994, the proposed incentive programs, and ratification of the appointment of auditors. Pursuant to the Company's By-Laws, abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) have the same effect as votes cast against a particular proposal.

     The proxy of a stockholder who is a participant in the Company's Dividend Reinvestment Plan will also serve as an instruction to the trustee under this plan to vote the shares held for the account of the participant in the same way as the shares represented by such proxy are voted. If a stockholder's proxy is not received, the shares held in that account in the Dividend Reinvestment Plan will not be voted.

     The Company's Savings and Investment Plan (SIP) and the Payroll Related Employee Stock Ownership Plan (PAYSOP) permit plan participants to direct the plan trustees how to vote the Common Stock of the Company allocated to their accounts. Under the terms of the SIP trust agreement, the trustee will vote unallocated and uninstructed shares in proportion to the shares with respect to which instructions have been received. As to shares held in PAYSOP, the trustee will not vote those shares of Common Stock for which participant voting instructions have not been received.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

     Fourteen persons have been nominated to serve on the Board of Directors, each to hold office until the next Annual Meeting or until a successor is elected and has qualified or until his or her earlier death, resignation, or removal. All nominees are now directors of the Company, and all except Gwendolyn S. King were elected by the stockholders at the last Annual Meeting. Admiral
     Stansfield Turner, who has served as a director of the Company for more than 12 years and who has reached his 70th birthday, will not be standing for reelection in accordance with the directors' tenure policy of the Company.

                                     RICHARD J. MAHONEY                  PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF
                                                                          EXECUTIVE OFFICER, MONSANTO COMPANY
                                                                         FIRST BECAME DIRECTOR: 1979
                                                                         AGE: 60

                     Chairman, Monsanto Company since 1986; Chief
                     Executive Officer since 1983. Director:
                     Metropolitan Life Insurance Company; Union Pacific
                     Corporation. Member: The Business Council; The
                     Business Roundtable.

                                     JOAN T. BOK                         PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD,
                                                                          NEW ENGLAND ELECTRIC SYSTEM
                                                                         FIRST BECAME DIRECTOR: 1987
                                                                         AGE: 64

                     Chairman of the Board, New England Electric System since 1984; President and Chief Executive Officer,
                     1988-89. Director: Avery Dennison Corporation;
                     Federal Reserve Bank of Boston; John Hancock
                     Mutual Life Insurance Company; New England
                     Electric System and its subsidiaries Massachusetts
                     Electric Company, The Narragansett Electric
                     Company, and New England Power Company.

                                     ROBERT M. HEYSSEL                   PRINCIPAL OCCUPATION: CONSULTANT; PRESIDENT
                                                                          EMERITUS, THE JOHNS HOPKINS HEALTH SYSTEM
                                                                         FIRST BECAME DIRECTOR: 1988
                                                                         AGE: 65

                     Consultant; President Emeritus, The Johns Hopkins
                     Health System since 1992; President and Chief
                     Executive Officer, The Johns Hopkins Health System and The Johns Hopkins Hospital, 1987-92.
                     Professor, The Johns Hopkins Schools of Medicine and Public Health since 1971 and 1972, respectively. Director: Signet Banking
                     Corporation.

                                     GWENDOLYN S. KING                   PRINCIPAL OCCUPATION: SENIOR VICE PRESIDENT,
                                                                          CORPORATE AND PUBLIC AFFAIRS, PECO ENERGY
                                                                          COMPANY
                                                                         FIRST BECAME DIRECTOR: 1993
                                                                         AGE: 53

                     Senior Vice President, Corporate and Public
                     Affairs, PECO Energy Company (formerly
                     Philadelphia Electric Company) since 1992.
                     Commissioner, Social Security Administration
                     1989-92. Executive Vice President, Gogol and
                     Associates 1988-89. Director: Martin Marietta
                     Corp.; PECO Power Company.

                                    2


                                     PHILIP LEDER                        PRINCIPAL OCCUPATION: CHAIRMAN, DEPARTMENT OF GENETICS,
                                                                          HARVARD MEDICAL SCHOOL AND SENIOR INVESTIGATOR, HOWARD
                                                                          HUGHES MEDICAL INSTITUTE
                                                                         FIRST BECAME DIRECTOR: 1990
                                                                         AGE: 59

                     Chairman, Department of Genetics, Harvard Medical
                     School since 1980; John Emory Andrus Professor of
                     Genetics since 1980. Senior Investigator, Howard
                     Hughes Medical Institute since 1986. Trustee: The
                     General Hospital Corporation; Massachusetts
                     General Hospital; The Charles A. Revson
                     Foundation; The Rockefeller University.

                                     HOWARD M. LOVE                      PRINCIPAL OCCUPATION: RETIRED CHIEF EXECUTIVE
                                                                          OFFICER, NATIONAL INTERGROUP, INC.
                                                                         FIRST BECAME DIRECTOR: 1977
                                                                         AGE: 63

                     Chief Executive Officer, National Intergroup,
                     Inc., 1981-91; Chairman, 1981-90. Honorary
                     Chairman, National Steel Corporation, formerly a subsidiary of National Intergroup, Inc., since
                     1990; Chairman and Chief Executive Officer,
                     1984-90. Director: AEA Investors; Broken Hill
                     Proprietary Petroleum; Communications Satellite
                     Corporation. Member: The Business Council.

                                     FRANK A. METZ, JR.                  PRINCIPAL OCCUPATION: RETIRED SENIOR VICE
                                                                          PRESIDENT, FINANCE AND PLANNING, AND CHIEF
                                                                          FINANCIAL OFFICER, INTERNATIONAL BUSINESS
                                                                          MACHINES CORPORATION
                                                                         FIRST BECAME DIRECTOR: 1990
                                                                         AGE: 60

                     Senior Vice President, Finance and Planning; Chief
                     Financial Officer; and Director, International
                     Business Machines Corporation, 1986-93. Director:
                     Allegheny Power System, Inc.; Norrell Corporation.
                     Trustee and Chairman: St. Luke's Roosevelt
                     Hospital. Trustee: American Museum of Natural
                     History.

                                     BUCK MICKEL                         PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF
                                                                          EXECUTIVE OFFICER, R.S.I. HOLDINGS, INC.
                                                                         FIRST BECAME DIRECTOR: 1975
                                                                         AGE: 68

                     Chairman and Chief Executive Officer, R.S.I.
                     Holdings, Inc. since 1989. Chairman and Chief
                     Executive Officer, R.S.I. Corporation, 1978-89.
                     Director: Delta Woodside Industries, Inc.; Duke
                     Power Company; Emergent Group, Inc.; Fluor
                     Corporation; Insignia Financial Group, Inc.; The
                     Liberty Corporation; NationsBank Corporation;
                     R.S.I. Holdings, Inc.; Textile Hall Corporation.
                     Member: The Business Council. Life Trustee:
                     Clemson University; Converse College.

                                     JACOBUS F. M. PETERS                PRINCIPAL OCCUPATION: RETIRED CHAIRMAN OF THE
                                                                          EXECUTIVE BOARD AND CHIEF EXECUTIVE OFFICER,
                                                                          AEGON N.V.
                                                                         FIRST BECAME DIRECTOR: 1993
                                                                         AGE: 62

                     Chairman of the Executive Board and Chief
                     Executive Officer, AEGON N.V., 1984-93. Director:
                     AEGON N.V. Member of Advisory Board: ABN-AMRO
                     Holding N.V. Member of Supervisory Board: Pakhoed
                     Holding N.V.; Amsterdam Company for Town
                     Restoration Ltd.; DAF Trucks N.V.

                                    3


                                     NICHOLAS L. REDING                  PRINCIPAL OCCUPATION: VICE CHAIRMAN OF THE
                                                                          BOARD, MONSANTO COMPANY
                                                                         FIRST BECAME DIRECTOR: 1993
                                                                         AGE: 59

                     Vice Chairman of the Board, Monsanto Company since
                     1993; Advisory Director, 1986-92; Executive Vice
                     President, Environment, Safety, Health and
                     Manufacturing, 1990-93; Executive Vice President,
                     Monsanto Company and President, Monsanto
                     Agricultural Company, 1986-90. Director: CPI
                     Corp.; Meredith Corporation; Multifoods
                     Corporation; The Keystone Center.

                                     JOHN S. REED                        PRINCIPAL OCCUPATION: CHAIRMAN, CITICORP AND
                                                                          CITIBANK, N.A.
                                                                         FIRST BECAME DIRECTOR: 1985
                                                                         AGE: 55

                     Chairman and Chief Executive Officer, Citicorp and
                     Citibank, N.A. since 1984. Director: Citicorp;
                     Citibank, N.A.; Philip Morris Companies, Inc.
                     Trustee, Rand Corporation. Member, The Business
                     Council; The Business Roundtable.

                                     WILLIAM D. RUCKELSHAUS              PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF
                                                                          EXECUTIVE OFFICER, BROWNING-FERRIS
                                                                          INDUSTRIES, INC.
                                                                         FIRST BECAME DIRECTOR: 1985
                                                                         AGE: 61

                     Chairman and Chief Executive Officer, Browning-
                     Ferris Industries, Inc. since 1988. Of Counsel,
                     Perkins Coie since 1985. Administrator,
                     Environmental Protection Agency, 1983-85.
                     Director: Browning-Ferris Industries, Inc.;
                     Cummins Engine Co., Inc.; Nordstrom, Inc.; Texas
                     Commerce Bancshares, Inc.; Weyerhaeuser Company.

                                     ROBERT B. SHAPIRO                   PRINCIPAL OCCUPATION: PRESIDENT AND CHIEF
                                                                          OPERATING OFFICER, MONSANTO COMPANY
                                                                         FIRST BECAME DIRECTOR: 1993
                                                                         AGE: 55

                     President and Chief Operating Officer, Monsanto
                     Company since 1993; Executive Vice President and
                     Advisory Director, Monsanto Company and President,
                     The Agricultural Group of Monsanto Company,
                     1990-93; Chairman and Chief Executive Officer, The
                     NutraSweet Company, a subsidiary of Monsanto
                     Company, 1986-90. Director: Liposome Technology,
                     Inc.

                                     JOHN B. SLAUGHTER                   PRINCIPAL OCCUPATION: PRESIDENT, OCCIDENTAL
                                                                          COLLEGE
                                                                         FIRST BECAME DIRECTOR: 1983
                                                                         AGE: 59

                     President, Occidental College since 1988.
                     Director, National Science Foundation, 1980-82.
                     Director: Atlantic Richfield Company; Avery
                     Dennison Corporation; International Business
                     Machines Corporation; Northrop Corporation.
                     Member: National Academy of Engineering. Fellow:
                     Institute of Electrical and Electronic Engineers.


STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Information is set forth below regarding beneficial ownership of Common Stock of the Company as of December 31, 1993, by (i) each person who is a director or nominee; (ii) each executive officer named in the Summary Compensation Table on page 12; and (iii) all directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares.

                                                                                                            Shares
                                                                                                         Beneficially
                                                                                                         Owned(a)(b)
                                                                                                         -----------


                     Joan T. Bok                                                                             2,344
                     Sheldon G. Gilgore                                                                    130,169
                     Robert M. Heyssel                                                                       2,616(c)
                     Gwendolyn S. King                                                                         845
                     Philip Leder                                                                              993
                     Howard M. Love                                                                          3,632(d)
                     Richard J. Mahoney                                                                    785,967(e)
                     Frank A. Metz, Jr.                                                                      1,042
                     Buck Mickel                                                                            20,000
                     Jacobus F. M. Peters                                                                      941
                     Robert G. Potter                                                                      127,564(f)
                     Nicholas L. Reding                                                                    212,416(g)
                     John S. Reed                                                                            6,696
                     William D. Ruckelshaus                                                                  2,622(h)
                     Robert B. Shapiro                                                                     178,059
                     John B. Slaughter                                                                       1,468
                     Stansfield Turner                                                                         893

                     23 directors and
                      executive officers
                      as a group                                                                         2,184,428(i)


     (a) Includes (i) shares covered by stock options granted under incentive plans and exercisable within 60 days of December 31, 1993: Dr. Gilgore, 103,000; Mr. Mahoney, 638,618; Mr. Potter,
         96,000; Mr. Reding, 173,200; Mr. Shapiro, 119,667; and
         directors and executive officers as a group, 1,740,531 and
         (ii) shares held under either incentive or benefit plans: Dr. Gilgore, 19,000; Mr. Mahoney, 29,042; Mr. Potter, 5,805; Mr. Reding, 7,026; Mr. Shapiro, 50,448; and directors and executive officers as a group, 142,717. With respect to shares held under incentive and benefit plans, employee directors and officers have sole voting power and no current investment power.

     (b) Includes the following shares received on varying dates as a portion of the non-employee director annual retainer and restricted against sale as described on page 8: Mrs. Bok, 767 shares; Dr. Heyssel, 911 shares; Mrs. King, 845 shares; Dr. Leder, 938 shares; Mr. Love, 872 shares; Mr. Metz, 938 shares; Mr. Mickel, 799 shares; Mr. Peters, 941 shares; Mr. Reed, 860 shares; Mr. Ruckelshaus, 860 shares; Dr. Slaughter, 872 shares; and Admiral Turner, 295 shares. With respect to such shares, non-employee directors have sole voting power and no current investment power.

     (c) Includes 300 shares owned by Dr. Heyssel's wife.

     (d) Includes 1,200 shares held in trusts in which Mr. Love has an income interest as to which he expressly disclaims beneficial ownership.

     (e) Includes 4,000 shares owned by Mr. Mahoney's wife and 100 shares under contract pursuant to the Company's Employee Stock Purchase Plan.

     (f) Includes 3,000 shares owned by Mr. Potter's wife as to which he expressly disclaims beneficial ownership and 599 shares jointly owned by Mr. Potter and his wife.

     (g) Includes 232 shares owned by Mr. Reding's son.

     (h) Includes 200 shares owned jointly by Mr. Ruckelshaus and his wife.

     (i) Includes 4,459 shares as to which certain executive officers not named above have shared voting and investment power; 28,072 shares beneficially owned by trusts or by members of the households of other such executive officers, of which beneficial ownership of 19,484 shares is expressly disclaimed; and 554 shares under contract pursuant to the Company's Employee Stock Purchase Plan.

     The percentage of shares of outstanding Common Stock, including options exercisable within 60 days of December 31, 1993, beneficially owned by all directors and executive officers as a group is 1.86%. The percentage beneficially owned by any director or nominee does not exceed 1%.

     The following table sets forth certain information regarding the only known beneficial owner of more than 5% of the Company's
     Common Stock.

                                      Name and Address                              Amount and Nature                 Percent
                                     of Beneficial Owner                         of Beneficial Ownership              of Class
                                     -------------------                         -----------------------              --------


                     Oppenheimer Group, Inc.                                           5,953,466(a)                    5.02%
                     Oppenheimer Tower
                     World Financial Center
                     New York, New York 10281

     (a) Based on a Schedule 13G filed with the Securities and Exchange Commission by Oppenheimer Group, Inc., on behalf of itself and related companies and certain investment advisory clients; power to vote and dispose of all 5,953,466 shares, including 5,222,521 shares (4.40%) held by Oppenheimer Capital, is shared. Oppenheimer Group, Inc. and the related companies and investment advisory clients disclaim beneficial ownership and shared voting and dispositive power with respect to all 5,953,466 shares.

BOARD MEETINGS AND COMMITTEES; COMPENSATION OF DIRECTORS

     The Board of Directors met nine times during 1993. To assist the Board in carrying out its duties, the Board has established an Executive Committee and six functional committees with responsibilities in specific areas of Board activity. All nominees who were directors in 1993 attended 75% or more of the aggregate meetings of the Board and of the Board Committees on which they served except Messrs. Leder and Peters, whose absences were unavoidable. A description of each Committee and its current membership follows.

     AUDIT COMMITTEE

       Members: Mr. Mickel, Chairman; Mmes. Bok and King, Dr. Heyssel,
                Mr. Ruckelshaus, and Dr. Slaughter

     The Audit Committee is composed of non-employee directors and met five times in 1993. The Committee reviews and monitors the Company's internal accounting controls, financial reports, accounting practices, and the scope and effectiveness of the audits performed by the independent auditors and internal auditors. The Committee also recommends to the full Board the appointment of the Company's principal independent auditors and approves in advance all significant audit and non-audit services provided by such auditors. The Committee discusses audit and financial reporting matters with representatives of the Company's financial management, its internal auditors, and its principal independent auditors. The internal auditors and the principal independent auditors meet with the Committee, with and without management representatives present, to discuss the results of their examinations, the adequacy of the Company's internal accounting controls, and the quality of the Company's financial reporting. The Committee encourages the internal auditors and the principal independent auditors to communicate directly with the Committee.

     CORPORATE SOCIAL RESPONSIBILITY COMMITTEE

       Members: Admiral Turner, Chairman; Mmes. Bok and King, Mr.
                Ruckelshaus, and Dr. Slaughter

     The Corporate Social Responsibility Committee met six times in 1993. The Committee reviews and monitors the Company's performance as it affects employees, communities, customers, and the environment and recommends Company policies for consideration when appropriate. The Committee also identifies and investigates emerging issues.

     EXECUTIVE COMMITTEE

       Members: Mr. Mahoney, Chairman; Drs. Leder and Slaughter

     The Executive Committee has the powers of the Board in directing the management of the business and affairs of the Company in the intervals between meetings of the Board (except for certain matters reserved for the Board). The matters acted upon by the Executive Committee are typically of a routine nature; thus, the Committee meets infrequently. During 1993 all actions were taken by unanimous written consent after the Committee's review of proposals circulated to the members. Actions of the Committee are reported at the Board's next regular meeting.

     EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

       Members: Mr. Love, Chairman; Dr. Heyssel, Messrs. Metz and
                Mickel

     The Executive Compensation and Development Committee is composed of non-employee directors and met seven times in 1993. The Committee recommends to the Board amendments to the Company's management incentive plans and approval or amendment of other executive incentive plans providing for payments to participants in the form of securities. The Committee also administers and interprets the Company's management incentive plans and approves the establishment, modification, and termination of other executive compensation plans and agreements. The Committee has delegated authority to unit compensation committees composed of senior management to make grants and awards under the incentive plans and to approve and administer other compensation plans for all employees except executive officers. The Committee also reviews plans for management succession and determines the salary plans of all executive officers of the Company.

     FINANCE COMMITTEE

       Members: Mr. Reed, Chairman; Messrs. Love, Mahoney, and Metz

     The Finance Committee met three times in 1993. The Committee reviews and monitors the Company's financial planning and structure to insure compatibility with the Company's requirements for growth and sound operation. The Committee assists with the domestic financing program of the Company and also reviews the financing plans of the Company's ex-U.S. subsidiaries. The Committee makes recommendations to the Board of Directors concerning the increase or retirement of debt, issuance and repurchase of capital stock, foreign currency management, dividend policy, and commercial and investment banking relationships.

     NOMINATING COMMITTEE

       Members: Mr. Mickel, Chairman; Messrs. Love and Metz

     The Nominating Committee is composed of non-employee directors and met twice in 1993. At its meeting in January 1994, it approved the slate of director nominees in this Proxy Statement for submission to the Board. In addition, the Committee considers candidates for the Board in case of retirements or other vacancies. The Committee also develops internal criteria for the selection of non-employee directors and criteria by which an evaluation of all directors is made. In performing its responsibilities, the Committee consults with the Chairman of the Board. This Committee will consider stockholder nominations, which should be submitted in writing by year-end to the Company's Secretary, Richard W. Duesenberg.

     PENSION AND SAVINGS FUNDS COMMITTEE

       Members: Admiral Turner, Chairman; Drs. Heyssel and Leder,
                Messrs. Peters and Shapiro

     The Pension and Savings Funds Committee met four times in 1993. The Committee's specific responsibilities include approving the actuarial assumptions and annual contributions for certain pension and benefit plans (Plans), selecting trustees and investment managers for the Plans, and establishing policies for the approval of related pension trust agreements and other funding instruments. Although the professional trustees and investment managers have primary investment responsibility with respect to these funds, the Committee monitors the investment performance of the Plans and the investment managers.


     DIRECTORS' FEES AND OTHER ARRANGEMENTS

     Employee directors receive neither retainers nor fees for attendance at Board or Board Committee meetings. Non-employee directors receive an annual retainer of $30,000 plus $1,300 per Board meeting attended. In addition, non-employee Chairmen of the Executive and the Nominating Committees receive $4,000 per year, and non-employee Chairmen of all other Board Committees receive $5,000 per year. Each other non-employee director serving as a member of Board Committees receives $3,000 per year for each Board Committee on which the director serves. Committee members, including the Chairmen, receive a fee of $1,300 per meeting attended, except that this fee is paid for attendance at only one Committee meeting on the day of a Board meeting. Each non-employee director receives $20,000 of the annual retainer in cash and the $10,000 balance in Common Stock of the Company. The shares representing the Common Stock portion of the annual retainer for a five-year period are transferred to each director at the beginning of the period. These shares are, however, subject to forfeiture to the Company unless "earned out" by the director through continued service on the Company's Board during the five years. Thus, the forfeiture condition is removed on one-fifth of the shares on the respective dates of the five Annual Meetings following transfer of the shares if the director is still serving on the Company's Board. Although the directors have voting and dividend rights, none of the shares may be sold prior to the date of the fifth such Annual Meeting so long as the director continues serving on the Company's Board. Appropriate adjustments are made for directors whose retirement will occur in less than five years.

     The Board has adopted a guideline which provides that non-employee directors should own Common Stock of the Company having a value of three times the Board annual retainer by the fifth anniversary of their election to the Board. The stock component of the Board annual retainer will allow that stock ownership target to be achieved.

     Non-employee directors do not participate in any of the Company's incentive, stock option, pension, or benefit plans. The normal retirement date for non-employee directors is the Annual Meeting following their 70th birthday. Non-employee directors who retire with five or more years of service receive an annual retirement benefit for life paid in cash and equal to the annual retainer at the time of retirement. If the director dies within fifteen years after retirement, a designated beneficiary will be entitled to receive the annual benefit for the remainder of the fifteen-year period. Reduced benefits will be paid to a director who ceases for any reason to be a director with fewer than five years of service and to a director who commences receiving benefits prior to normal retirement. The Company purchases Company-owned life insurance contracts on the lives of the non-employee directors. Thus, the cost of this retirement benefit program, including a factor for use of money, should be substantially recoverable through the proceeds of such insurance, depending on realization of the assumptions as to mortality experience, policy dividends, and other factors.

     The Company has established a Directors' Charitable Contribution Program for all non-employee directors of the Company which will be funded through the purchase of life insurance policies on each of the directors. Upon the death of a director with five or more years of service, the Company will contribute a total of $1,000,000 to one or more qualifying charitable institutions recommended by the director. A reduced contribution will be made upon the death of a director with fewer years of service. Directors derive no direct financial benefit from this program since all charitable deductions accrue to the Company.

     The Company has a consulting agreement with Dr. Philip Leder, a director of the Company, who provides consulting services and the benefit of his considerable professional skills, knowledge, experience, and judgment in areas of interest to the Company, particularly in the field of biological sciences. In 1993 Dr. Leder received $113,500 under this contract.

EXECUTIVE COMPENSATION

     REPORT OF THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

     Policies and Objectives. As explained at page 7 above, the Executive Compensation and Development Committee of the Board of Directors sets pay for executive officers, administers the Company's incentive plans, and makes awards to executive officers under these incentive plans. The purpose of these plans and the objectives of the Committee are to:

     * pay for performance, motivating both long- and short-term performance on behalf of the stockholders;

     * provide a total compensation program competitive with those of companies with which Monsanto competes for top management talent;

     * place greater emphasis on variable incentive compensation versus fixed or base pay, particularly for the senior executives;

     * reward business unit executives primarily for the performance of their units, while including a component which recognizes corporate performance as well; and

     *  most importantly, join stockholder and management interests.

     In order to further these objectives, the compensation programs for all Monsanto executives include three components: (1) base pay, (2) an annual incentive program, and (3) a long-term incentive program. Salaries and target annual incentives for the executives named in the Summary Compensation Table on page 12 are at about the median level for competitive companies, while target long-term incentive compensation is above median levels. Median levels are derived from compensation surveys provided by independent consultants covering several hundred chemical, pharmaceutical, food, and other manufacturing companies (adjusted for company size differentials). For several years, it has been the Committee's policy to increase the pay-at-risk component of compensation. The portion of total executive compensation represented by annual and long-term incentives that relate directly to performance has grown significantly and for the named executives constitutes over 70% of total compensation.

     In recent years the Committee has expanded the number of individuals eligible for annual incentives and option grants in order to enhance the commitment of mid-level managers to the objectives of the corporation, its principal business units, and the stockholders. Today, 20% (approximately 2,900) of Monsanto's management and professional employees participate in the annual incentive plans, and 8% (approximately 1,200) participate in the stock option plans.

     Current Incentive Programs. The annual incentive programs provide for payment shortly after the year being measured. Awards are paid in cash and vary significantly from year to year. The amount of the award, if any, is a function of the achievement of goals set at the beginning of the year for the corporation (for corporate executives) and for the respective business units (for unit executives), the individual's level of responsibility, and the individual's personal performance.

     For corporate executives, including Mr. Mahoney, the Chief Executive Officer, the principal goal is set in terms of net income, with its critical importance to return on equity. A target award is set based on the net income goal; the actual award is increased or decreased based on actual net income, subject to discretionary adjustment for non-recurring events. The Committee may also increase or decrease the award in its discretion based on downward or upward deviations from a secondary goal set in terms of year-end capital employed. "Capital employed" consists of stockholders' equity and debt. The Committee may also adjust the award in its discretion based on four factors which do not have pre-set numerical scales: performance compared to competitors

     (measured by such criteria as total stockholder return, earnings per share, and return on equity), the impact of the general economy, the balance achieved between long- and short-term objectives, and the motivational impact of the award. A comparable procedure based on unit net income and allocated capital employed is used for awards to business unit executives. For named executives, whose awards will be made under the program described on pages 22-24 (assuming stockholder approval), an award will be paid only if net income is more than a predetermined percentage of either the corporate or unit goal, and no award will exceed 1/3 of 1% of corporate net income for the applicable performance year. The definition of net income applicable for determining whether the goals have been achieved and computing the maximum payable is explained on page 23.

     For Mr. Mahoney and the other corporate executives, long-term compensation consists of non-qualified stock options, normally granted at three-year intervals. Business unit executives receive stock options annually. In 1993, to link this compensation element to the Company's 20% return on equity goal, a special grant of options was made to all employees eligible for options (including the named officers other than Mr. Mahoney, who received a similar grant on February 25, 1994). These options become exercisable when the Company achieves its performance goal of 20% return on equity or on the ninth anniversary of the grant date, if earlier. (A fixed exercise date prior to the end of the ten-year term of the options is required to maintain conventional accounting treatment for options.) The number of options that normally would have been granted in 1994, 1995, and 1996 will be reduced by the number of these performance-based options granted in 1993. Grants of options by the Committee in 1994 become exercisable based on the same performance goal as the 1993 special grant.

     Business unit executives also participate in cash-based long-term incentive programs focused on sustained performance against targets for their units. For the Agricultural and Chemical groups and NutraSweet, performance is measured annually over a three-year period, primarily by the net income of the unit, and awards are made at the end of the three-year period based on performance, using the same procedure described above for annual incentive plans. The Committee may also make adjustments to awards based on the criteria used in modifying annual incentive awards. Awards to the named executives in these business units will be subject to the limitations described on pages 22 and 23 (assuming stockholder approval), including the applicable minimum performance goals and the formula for computing the maximum award. The Searle long-term plan uses annual grants of options on "phantom" shares of Searle which are valued annually.

     The Committee makes infrequent grants of restricted stock to individual executives to motivate achievement of particular business objectives or to retain those individuals.

     1993 Compensation. The Committee increased Mr. Mahoney's salary in 1993 to an annual rate of $900,000, competitive with the median base salary paid to chief executive officers of comparable corporations.

     Mr. Mahoney received an annual incentive award of $1,188,000 for performance in 1993. This award is higher than the target award for 1993 primarily because the Company substantially exceeded the net income goal set by the Committee at the beginning of the year. Each of the Company's four operating units improved its performance year to year. The strong operating performance reflects record herbicide sales and improved margins on a lowered cost structure, despite weak markets for chemicals, especially in Europe and Japan, and heavy launch costs for new pharmaceutical products. Although the award is predominantly based on net income results, the Committee also noted the favorable performance of the Company compared to its competitors on total stockholder return, earnings per share, and return on equity.

     The awards to the other two named corporate executives were also above target, based on this strong net income performance. The above-target awards to the business unit executives reflect the substantial year-to-year gains in net income for their units. Mr. Potter's award also reflects the long-term benefit to the Chemical unit attributable to aggressive re-engineering of its business. Dr. Gilgore's award recognizes the enhancement to net income resulting from higher than expected sales of the pharmaceuticals launched in 1993.

     The Committee granted no options to Mr. Mahoney in 1993. The number of options granted to the other executives named in the Summary Compensation Table (including the special grant of performance-based options discussed above) was consistent with a grade level schedule based on job responsibilities. The Committee had previously approved this schedule after considering data from competitive companies and its policy of targeting long-term incentive compensation at above median levels.

     During 1993, the Committee made awards of restricted shares to Mr. Shapiro and Dr. Gilgore. Release of the restrictions on both awards is contingent upon achievement of performance criteria described in footnote (2) to the Summary Compensation Table. In each case, the decision to make the award and its size reflect the exercise of the Committee's judgment in determining a meaningful incentive appropriate for achieving a critical business objective associated with the executive's position. The Committee also awarded Dr. Gilgore units in the Searle long-term incentive plan described on page 14; the number of units was consistent with a schedule based on job responsibilities.

     Deductibility of Compensation. Under the new Section 162(m) of the Internal Revenue Code, which is effective beginning in 1994, the Company could lose the deduction for compensation in excess of $1,000,000 paid to one or more of the executive officers named. The Company can preserve the deduction if it complies with certain conditions in the design and administration of its compensation arrangements. The Committee intends to comply with those requirements for the named executives with respect to options and annual and long-term incentive programs. The Committee is advised by counsel that option grants to the named executive officers made under existing option plans and under the plans proposed for adoption at the 1994 Annual Meeting (see page 17) will comply with
     Section 162(m). The Committee has also been advised that the design of the other incentive programs described above will permit awards made under these plans to be fully deductible without regard to the $1,000,000 limitation of Section 162(m).

     Management Stock Ownership Guidelines. The Committee and management also believe that an important adjunct to an incentive program is significant stock ownership by the senior executives as demonstrated by Mr. Mahoney's stock ownership as shown on page 5. Accordingly, the Committee has implemented stock ownership guidelines for approximately 100 executives. Unexercised stock options and shares held in the Company's qualified benefit plans are not counted in satisfying the guidelines. The Board has adopted a stock ownership guideline for non-employee members of the Board of Directors which is described on page 8.

     EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

     Howard M. Love, Chairman
     Robert M. Heyssel
     Frank A. Metz, Jr.
     Buck Mickel

     SUMMARY COMPENSATION TABLE

                                                                                   Long Term Compensation

                                                                       ----------------------------------------------
                              Annual Compensation                                  Awards                  Payouts
         -----------------------------------------------------------------------------------------------------------------------
                  (a)            (b)      (c)       (d)        (e)         (f)             (g)               (h)          (i)
                                                              Other                    Securities
                                                             Annual     Restricted       Under-                        All Other
                Name and                                     Compen-       Stock          lying             LTIP        Compen-
               Principal                                     sation       Awards         Options           Payouts       sation
                Position        Year  Salary ($) Bonus ($)   ($)(1)       ($)(2)          (#)(3)           ($)(3)        ($)(4)
               ---------        ----  ---------- ---------  ---------   ----------     ----------          -------     ---------


         R. J. Mahoney          1993    900,000  1,188,000     -0-          -0-            -0-               -0-        119,629
         Chairman and CEO and   1992    845,000    500,000    5,698         -0-            -0-               -0-        121,510
         Director               1991    805,000    725,000                  -0-          275,000             -0-

         S. G. Gilgore          1993    695,000    550,000  137,392(5)     511,880        66,000             -0-         92,817
         Chairman and CEO,      1992    663,333    250,000     -0-          -0-            -0-               -0-         96,504
         G. D. Searle & Co.     1991    613,333    441,000                 875,625        21,000             -0-

         R. G. Potter           1993    440,833    550,000     -0-          -0-           43,200             -0-         52,943
         Executive Vice         1992    420,000    111,300     -0-          -0-           10,800             -0-         53,804
         President; President,  1991    385,000    235,000                 217,972        10,800             -0-
         The Chemical Group


         N. L. Reding           1993    485,833    600,000     -0-          -0-           56,667             -0-         63,287
         Vice Chairman of the   1992    440,000    235,000    1,136         -0-            -0-               -0-         63,785
         Board and Director     1991    417,083    309,500                  -0-          110,000             -0-

         R. B. Shapiro          1993    536,667    750,000     -0-       2,621,900       123,334             -0-         44,514
         President and COO      1992    426,250    340,000     -0-          -0-           10,800           161,670       56,478
         and Director           1991    399,539    370,000                  -0-           10,800           485,011


     (1) Consistent with applicable regulations, certain non-cash compensation need not be reported.

     (2) Dividends are paid or accrued on restricted stock awards at the same rate as paid to all stockholders. On December 31, 1993:

         * Mr. Mahoney held 20,000 restricted shares having a then current market value of $1,476,260, on which dividends are paid currently.

         * Dr. Gilgore held 19,000 restricted shares having a then current value of $1,402,447. Of these, 9,000 are the remaining restricted shares from an award of 15,000 shares made to Dr. Gilgore on March 1, 1991. Under the terms of this award, restrictions lapse on one-fifth of the shares on the first through the fifth anniversary dates of award, and dividends are paid currently. The remaining 10,000 shares were awarded to Dr. Gilgore on February 26, 1993. These shares and the dividends thereon vest in February 1996 if certain unit performance goals, which are confidential for competitive reasons, have been achieved; if the goals are not achieved, the shares and the dividends are forfeited.

         * Mr. Shapiro held 50,000 restricted shares, having a then current value of $3,690,650, which he received on January 22, 1993, in connection with his election as president of the Company. Up to one-fourth of these shares and the related dividends vest annually, contingent upon the Company's achievement of its 20% return on equity goal. No shares have yet vested. Any shares that fail to vest within five years are forfeited along with any related dividends.

         * Neither Mr. Potter nor Mr. Reding held restricted shares. Restrictions on the 3,734 shares granted to Mr. Potter in 1991 lapsed in March 1992.

     (3) These columns reflect grants and payouts made under various option programs and long-term incentive plans (LTIPs).

     (4) Amounts shown for 1993 include contributions to thrift/savings plans as follows: Mr. Mahoney, $37,800; Dr. Gilgore, $36,030; Mr. Potter, $18,515; Mr. Reding, $20,405; and Mr. Shapiro, $22,540; split dollar life insurance premiums paid as follows:
         Mr. Mahoney, $81,829;Dr. Gilgore, $45,202; Mr. Potter, $34,428; Mr. Reding, $42,882; and Mr. Shapiro, $21,974; costs
                                    12

         for supplemental medical, executive disability, and executive travel accident plans, respectively, as follows: Dr. Gilgore, $6,611, $4,867, and $107.

     (5) Includes $25,327 for personal use of corporate-owned aircraft and $72,025 for certain club dues and expenses, the bulk of which is a one-time initiation fee.


     OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              Potential Realizable Value
                                                                                               at Assumed Annual Rates
                                                                                             of Stock Price Appreciation
                                      Individual Grants                                           for Option Term(1)
         ---------------------------------------------------------------------------  -------------------------------------------
                   (a)               (b)            (c)          (d)         (e)                    (f)               (g)
                                  Number of     % of Total
                                 Securities       Options      Exercise
                                 Underlying     Granted to     or Base
                                   Options     Employees in     Price    Expiration
               Name/Group       Granted (#)     Fiscal Year   ($/Share)     Date       0% ($)      5% ($)           10% ($)
               ----------        ----------    ------------   ---------  ----------    ------      ------           -------

         R. J. Mahoney               -0-           -0-%          N/A*        N/A        -0-          N/A              N/A
         S. G. Gilgore             21,000(2)                    53.500    02/28/03      -0-           707,805         1,786,365
                                                   1.4%
                                   45,000(4)                    51.188    02/25/03      -0-         1,451,180         3,662,501
         R. G. Potter              10,800(2)                    51.188    02/25/03      -0-           348,283           879,000
                                                   0.9%
                                   32,400(4)                    51.188    02/25/03      -0-         1,044,850         2,637,001
         N. L. Reding              10,000(3)                    52.438    01/21/03      -0-           330,359           833,764
                                                   1.2%
                                   46,667(4)                    51.188    02/25/03      -0-         1,504,938         3,798,177
         R. B. Shapiro             61,667(3)                    52.438    01/21/03      -0-         2,037,227         5,141,574
                                                   2.6%
                                   61,667(4)                    51.188    02/25/03      -0-         1,988,665         5,019,011
         -------------------
         All Stockholders(5)         N/A            N/A          N/A         N/A        -0-     3,875,085,646     9,779,978,058
         All Optionees
          (approx. 1,200)       4,757,399          100%         51.188       (6)        -0-       153,418,696       387,199,567
         Optionee Gain as % of
           All Stockholder Gain        N/A            N/A          N/A         N/A        -0-              4.0%              4.0%


    *Not applicable

     (1) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown factors.

     (2) Exercises of one-third of the shares are permitted on the first, second, and third anniversaries of the grant date.

     (3) Exercisable on the first anniversary of the grant date.

     (4) Options are exercisable when the Company achieves 20% ROE or the ninth anniversary of the grant date, whichever is earlier, as discussed on pages 17 and 18.

     (5) Gain for all stockholders was determined based on the number of shares outstanding as of February 26, 1993, the date when substantially all of the options were granted, at a price per share of $51.188.

     (6) Options expire on the tenth anniversary of the grant date.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                 (a)                  (b)             (c)                (d)                      (e)
                         ------------------      ------------    -------------      --------------           -------------
                                                                                      Number of
                                                                                     Securities                Value of
                                                                                     Underlying               Unexercised
                                                                                     Unexercised             In-the-Money
                                                                                     Options at               Options at
                                                                                     FY-End (#)               FY-End ($)
                                                    Shares
                                                  Acquired on        Value          Exercisable/             Exercisable/
                                Name             Exercise (#)    Realized ($)       Unexercisable            Unexercisable
                                ----             ------------    ------------       -------------            -------------

                    R. J. Mahoney                    80,382      3,234,547(1)      363,618/275,000      13,227,342/2,629,743(2)
                    S. G. Gilgore                     -0-             -0-           56,000/113,000       1,246,903/2,664,554
                    R. G. Potter                      -0-             -0-            85,200/54,000       2,660,422/1,085,854
                    N. L. Reding                     10,000        492,820(1)       53,200/166,667       1,644,653/2,321,494(2)
                    R. B. Shapiro                     -0-             -0-           10,800/194,134         144,677/4,585,562


     (1) Substantially all of the amounts in column (c) reflect the value of shares received on the exercises of a portion of the options granted in 1984 and expiring in 1994 and the increase in value of Monsanto stock from $23.16 at the time of the grants. Messrs. Mahoney and Reding continue to hold all of the shares received from these option exercises.

     (2) Unexercised options shown in columns (d) and (e) reflect grants received over an extended period of time, and for Messrs. Mahoney and Reding, continue to include options to purchase 50,000 shares and 10,000 shares, respectively, granted in 1984 and expiring in 1994.

     LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                                 Estimated future payouts under non-stock
                                                                                             price-based plans
                                                                          -------------------------------------------------------
                                              Number of       Performance
                                               shares,         or other
                                              units or       period until
                                            other rights      maturation   Threshold           Target                   Maximum
                           Name                 (#)            or payout                         ($)
                           (a)                  (b)              (c)         (d)                 (e)                      (f)
                  -------------------       ------------     ------------  ----------  -------------------------        -------
                                                                                       0%        5%          10%
                                                                                       --        --          ---

                  R. J. Mahoney                  -0-              -0-         N/A               N/A                       N/A
                  S. G. Gilgore           50,000 "options"       Up to
                                              for units        10 years       N/A     -0-     724,500     1,828,500       N/A
                  R. G. Potter                   -0-              -0-         N/A               N/A                       N/A
                  N. L. Reding                   -0-              -0-         N/A               N/A                       N/A
                  R. B. Shapiro                  -0-              -0-         N/A               N/A                       N/A

     Dr. Gilgore's "options" were awarded under the Searle Phantom Stock Option Plan of 1986, pursuant to which participants may receive the appreciation in the value of a hypothetical share of Searle stock in cash. Such "shares" represent units of valuation created solely for purposes of measuring the increase, if any, in the value of Searle. The current value for each unit held by Dr. Gilgore is established annually by the ECDC, using such factors and methods as it deems appropriate. Analyses by independent investment bankers have been used in establishing this value. Options to receive the appreciation on the value of these units are granted for a ten-year period and become exercisable in one-third increments on each of the first three anniversaries of the option grant date. Such options are of indeterminate value. The target values shown are representative amounts based on the value of the units on the grant date and assuming annual rates of appreciation of 0%, 5%, and 10% for the term of the grant.

     PENSION PLANS

     The following table illustrates the annual normal retirement benefits payable under the Company's defined benefit pension plans applicable to Messrs. Mahoney, Potter, Reding, and Shapiro.

     Remuneration                                                 Years of Service
     ------------       ---------------------------------------------------------------------------------------------------
                            5             10             15             20              25             30             35

     $  400,000         $ 28,000       $ 56,000       $ 84,000       $113,232        $143,232      $  173,232    $  203,232
        600,000           42,000         84,000        128,232        173,232         218,232         263,232       308,232
        800,000           56,000        113,232        173,232        233,232         293,232         353,232       413,232
      1,000,000           70,000        143,232        218,232        293,232         368,232         443,232       518,232
      1,200,000           84,000        173,232        263,232        353,232         443,232         533,232       623,232
      1,400,000           98,232        203,232        308,232        413,232         518,232         623,232       728,232
      1,600,000          113,232        233,232        353,232        473,232         593,232         713,232       833,232
      1,800,000          128,232        263,232        398,232        533,232         668,232         803,232       938,232


     Generally, compensation utilized for pension formula purposes includes salary and annual bonus reported in columns (c) and (d) of the Summary Compensation Table.

     The annual normal retirement benefits payable under the pension plans to the employees named in the Summary Compensation Table are the greater of 1.4% of average final compensation multiplied by years of service, without reduction for Social Security or other offset amounts, or 1.5% of average final compensation multiplied by years of service, less a 50% Social Security offset. Average final compensation for purposes of these plans is the greater of
     (a) average compensation received during the final 36 months of employment or (b) average compensation received during the highest three of the final five calendar years of employment. The benefit levels in the table assume retirement at age 65 and payment in the form of a single life annuity.

     Average final compensation under the pension formula and the respective years of service at Monsanto as of December 31, 1993, for the employees named in the Summary Compensation Table are as follows: Mr. Mahoney, $1,498,889 (31.5 years); Mr. Potter, $622,656 (28.1 years); Mr. Reding, $740,475 (38.3 years); and Mr.
     Shapiro, $838,285 (3.6 years). Mr. Shapiro also accrues a benefit under the NutraSweet defined benefit pension plan described below which will be based on his years of service at NutraSweet and his average final compensation at the Company.

     The following table illustrates the annual normal retirement benefits payable under the Searle and NutraSweet defined benefit pension plans applicable to Dr. Gilgore and Mr. Shapiro.

     Remuneration                                                 Years of Service
     ------------       ---------------------------------------------------------------------------------------------------
                            5             10             15             20              25             30             35

     $  400,000         $ 34,777       $ 69,553       $104,330       $139,106        $173,883      $  208,659    $  208,659
        600,000           52,777        105,553        158,330        211,106         263,883         316,659       316,659
        800,000           70,777        141,553        212,330        283,106         353,883         424,659       424,659
      1,000,000           88,777        177,553        266,330        355,106         443,883         532,659       532,659
      1,200,000          106,777        213,553        320,330        427,106         533,883         640,659       640,659

     The annual normal retirement benefits payable under the Searle and NutraSweet pension plans are (i) 1.8% of average final compensation (the average compensation for the highest consecutive five of the last ten calendar years of employment preceding retirement) multiplied by years of service (up to a maximum of 30 years) less (ii) 1.67% of estimated annual Social Security benefits at age 65 multiplied by years of service (up to a maximum of 30 years). Generally, compensation utilized for pension formula purposes includes salary and bonus reported in columns (c) and (d) of the Summary Compensation Table. The benefit levels in the table assume retirement at age 65 and payment in the form of a single life annuity.

     Average final compensation under the pension formula and years of service at Searle or NutraSweet as of December 31, 1993, for Dr. Gilgore and Mr. Shapiro are as follows: Dr. Gilgore, $926,960 (8.0 years) and Mr. Shapiro, $705,654 (11.5 years).

     Mr. Shapiro will be provided supplemental retirement benefits which recognize his experience prior to employment by the Company. Subject to certain service requirements, the Company will provide Mr. Shapiro with supplemental retirement benefits equal to 12% of average final compensation. The supplemental retirement benefits become vested in the event of a change of control of the Company. Supplemental retirement benefits will also be provided to Dr. Gilgore to recognize his experience prior to employment with Searle. Under his agreement with Searle, Dr. Gilgore is to be paid a supplemental amount so that his total retirement income from his prior employer and Searle will be comparable to the benefit he would have received under the terms of the Searle pension plans if his total service at retirement had been with Searle. The estimated annual supplemental benefits payable upon retirement at normal retirement age to Dr. Gilgore and Mr. Shapiro are $253,768 and $156,776, respectively.

     CERTAIN AGREEMENTS

     The Board has authorized agreements with the executive officers employed by the Company who are named in the Summary Compensation Table regarding a change of control of the Company. Under these agreements, the Company will make an additional cash payment if, within three years following a change in control of the Company (as defined in those agreements), the individual's employment is terminated (other than for cause) or the individual resigns for good reason such as a change in responsibilities, compensation, or conditions of continued employment. Each of these individuals will receive an amount up to two times annual base pay and, subject to certain adjustments, two times his or her target annual bonus. A similar agreement has been authorized by the Searle Board for Dr. Gilgore. The Company's Board has also authorized supplemental agreements to provide supplemental retirement benefits to be applicable under the same change of control conditions to Messrs. Potter and Shapiro, who are not yet eligible for unreduced early retirement benefits. These supplemental benefits will equal the difference between what the individual would have received under the Company's pension plans at the time of termination or resignation (without reduction for early commencement of benefits) less actual payments received under these plans. A cash medical allowance of $15,000 for payment of medical insurance premiums will also be provided if the individual does not qualify for retiree medical coverage.

     All benefits under these change of control agreements and supplemental agreements will be reduced as necessary to be exempt from the excise tax and the non-deductibility provision imposed by the Internal Revenue Code on certain change of control payments except in those cases in which, notwithstanding the Code, such reduction would be disadvantageous to the individual.

     STOCK PRICE PERFORMANCE GRAPH

     The graph below compares cumulative total stockholder return
     (assuming reinvestment of dividends) with the cumulative total stockholder return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Chemical Index, both of which include the Company.

                        TOTAL RETURN TO STOCKHOLDERS

     Measurement Period                       Monsanto Company          S&P 500            S&P Chemicals Group
     ------------------                       ----------------          -------            -------------------
     (Fiscal Year Covered)
     ---------------------
     Measurement Pt-12/31/88                  $100.0                    $100.0             $100.0
     FYE 12/31/89                              145.7                     131.6              126.7
     FYE 12/31/90                              126.5                     127.5              107.6
     FYE 12/31/91                              183.6                     166.2              140.4
     FYE 12/31/92                              161.7                     178.8              153.8
     FYE 12/31/93                              213.9                     196.7              172.1

APPROVAL OF THE MONSANTO MANAGEMENT INCENTIVE PLAN OF 1994 (PROXY ITEM
NO. 2)

     The stockholders are asked to consider and vote on the adoption of the Monsanto Management Incentive Plan of 1994 (1994 Plan) to replace the Monsanto Management Incentive Plans of 1988/I and 1988/II (1988 Plans). The Board of Directors has adopted the 1994 Plan, subject to stockholder approval, to attract and motivate top management talent and to continue a competitive compensation program that effectively joins stockholder and management interests.

     Under the 1994 Plan, the Company expects to continue its practice of making stock options a significant part of the total compensation program for a broad group of both mid-level and senior management employees. The Company believes the increased emphasis it has placed on management stock ownership in recent years, evidenced, for example, by doubling the number of managers receiving annual option grants and establishing stock ownership targets for directors and senior managers, has been an important factor in enabling the Company to achieve the strong operating results demonstrated in 1993.

     The Company also plans to continue the practice begun in 1993 of linking the exercise of a significant portion of the options granted to the achievement of pre-established business targets, thus providing an additional tie between stockholder and management interests. More than half of the options granted in 1993 and all of the options granted in 1994 become exercisable upon the Company's achievement of its 20% return on equity target (or the ninth anniversary of the option grant date, if earlier*).

     The Company intends to continue its program of repurchasing shares to satisfy the exercise of stock options. All options exercised under the 1988 Plans were satisfied with shares purchased on the open market for that purpose. The Company expects that it will be able to continue to realize the important benefits gained from linking stockholder and management interests through stock options without the issuance of new shares.

     The principal differences from the 1988 Plans are:

      (1) the addition of a prohibition against repricing options;

      (2) the addition of a limit on the number of shares which may be used for restricted stock or bonus stock awards (1/2 of 1% of outstanding shares);

      (3) the addition of a provision conditioning a portion of the share authorization on share repurchases;

      (4) the combination of the two 1988 Plans into a single plan covering all participants; and

      (5) the elimination of provisions relating to cash bonuses.

     Cash bonuses to the named executives will be made pursuant to the programs described on pages 22-24 (assuming stockholder approval).

     Material Features of the 1994 Plan

     The material features of the 1994 Plan are outlined below, subject to the actual provisions of the plan which is set forth in full in Appendix A.

     Authorized Shares; Share Repurchases. The 1994 Plan authorizes the use of 3,000,000 shares of the Company's Common Stock for grants of stock options, stock appreciation rights, restricted stock awards, and bonus stock awards. An additional 2,820,000 shares may be used, provided the Company repurchases these shares in the open market. No unused shares from the 1988 Plans may be used for awards on or after February 1, 1994 (assuming approval of the 1994
     Plan).

     The closing price of the Company's Common Stock on March 1, 1994 as reported in The Wall Street Journal was $75.00.

     Administration. The 1994 Plan is administered by the Executive Compensation and Development Committee of the Board, which is composed of two or more non-employee directors. The Committee may delegate the administration of the plan except as it relates to those officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

     Eligible Employees. The Committee may grant awards under the plan to any employee of the Company or its subsidiaries or associated companies. In practice, awards are made to a group of approximately 900 management employees. In any three-year period, the total number of shares for which awards may be made to any one participant cannot exceed 15% of the total number of shares for which awards may be made under the plan.

     -----
[FN]

     *A fixed exercise date prior to the end of the ten-year term of the options is a condition to maintaining conventional accounting treatment for options. Without the fixed date, changes in share price from the option grant price multiplied by the number of shares under option would be charged to earnings, potentially resulting in substantial fluctuations in quarterly earnings even though there would have been no changes in the Company's cash position and no payment to the optionee.

     1994 Grants. Subject to stockholder approval of the 1994 Plan, non-qualified options were granted under the 1994 Plan on February 25, 1994 as follows: Mr. Mahoney, 275,000 shares; Dr. Gilgore, 16,500 shares; Mr. Reding, 93,333 shares; Mr. Shapiro, 123,333 shares; all current executive officers as a group, 617,499 shares; and all other employees, 1,331,296 shares. The grants to Mr. Mahoney, Mr. Reding, Mr. Shapiro, and the other corporate staff executive officers were made pursuant to a program which provides for grants every three years. Other participants receive option grants annually; amounts shown reflect the 1994 grant. All of the 1994 grants become exercisable upon the Company's achieving its 20% return on equity goal (or the ninth anniversary of the option grant date, if earlier). No determination has been made with respect to any other awards which may be made under the 1994 Plan.


     Stock Options. The Committee establishes the terms and conditions of the options granted under the 1994 Plan, subject to certain limitations specified in the plan. Under the 1994 Plan, the exercise price of any option granted must be no less than the fair market value of the Common Stock at the grant date (or such later date as the Committee shall determine). Subsequent repricing of options to decrease the exercise price is expressly prohibited.

     The Committee is considering various additional terms for options in order to enhance the linkage between stockholder and management interests. Accordingly, the 1994 Plan expressly permits the Committee to provide for the escalation of the option price over the term of the option, to permit participants to deliver shares of the Company's Common Stock in payment of the exercise price, to offer participants the opportunity to elect to receive an option grant instead of a salary increase or bonus, to offer participants the opportunity to purchase options, and to make the exercise or vesting of options contingent on the satisfaction of performance criteria. Like the 1988 Plans, the 1994 Plan permits the granting of dividend equivalent units in connection with option grants; the Committee makes such grants only infrequently.

     The 1994 Plan also provides that the term of any option granted may not exceed 10 years and, additionally, may not exceed 12 months following the termination of employment unless the termination is the result of retirement, death, or disability.

     Options granted under the 1994 Plan are not transferable except by will, the laws of descent and distribution, pursuant to a written beneficiary designation or, in the case of a non-qualified option, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or in circumstances permitted under Section 16 of the Securities Exchange Act for persons covered by that statute. All stock options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative.

     Incentive stock options may be granted provided they meet the requirements of the Code. The Company has no plans to grant incentive stock options.

     Tax Consequences of Stock Options. No taxable income is realized by the participant upon the grant of a non-qualified stock option, and no deduction is then available to the Company. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. For shares held for more than one year following exercise of the option, the participant will realize long-term capital gain or loss upon disposition.

     No taxable income is realized by a participant and no tax deduction is available to the Company upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (holding period), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition. For shares held for more than one year, the participant will realize long-term capital gain or loss upon disposition.

     The Company believes that compensation received by participants on the exercise of non-qualified options or the disposition of shares acquired upon the exercise of any incentive stock options will be considered performance-based compensation and thus not subject to the $1,000,000 limit of Section 162(m) of the Code.

     Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option or the vesting of a restricted stock award. The Committee plans to continue its current practice of allowing certain participants to direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy the withholding obligation.

     Stock Appreciation Rights. The 1994 Plan authorizes the grant of stock appreciation rights, but only in tandem with stock options. Any stock appreciation right granted must be exercisable only to the same extent as the related option. The Company has no stock appreciation rights currently outstanding and no present plans to grant any such rights.

     Restricted and Unrestricted Shares. The 1994 Plan authorizes the Committee to use up to 1/2 of 1% of the outstanding shares (approximately 600,000) for restricted or unrestricted share grants. The Committee may set the terms and conditions of restricted share awards including restrictions against sale, transfer, or other disposition and may make the lapse of such restrictions contingent on the achievement of performance goals. The Committee also may grant an award of dividend equivalent units in connection with a restricted share award. The only restricted share awards made in 1993 to executive officers provided for the lapse of restrictions based on the achievement of individually tailored performance goals. See page 12.

     Change of Control. Like the 1988 Plans, the 1994 Plan specifically authorizes the Committee to take such action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to stock options, stock appreciation rights, and restricted share awards in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer, or other reorganization in which the Company will not survive as an independent, publicly owned company. Provisions regarding such change of control situations have been incorporated in grants of stock options, stock appreciation rights, and restricted stock grants under the 1988 Plans, and the Committee expects to continue the incorporation of such provisions in awards made under the 1994 Plan.

     Amendments. The Board, upon recommendation of the Committee, can amend the 1994 Plan, but any of the following amendments would require the prior approval of stockholders: (a) an amendment which would permit decreasing the option price on any outstanding option; (b) an amendment which would require the approval of stockholders under Section 16 of the Securities Exchange Act of 1934 or Section 422 of the Code; or (c) an amendment which would change the provisions of the plan relating to amendments.

                                  --------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
     1994 PLAN.

     To be adopted, this proposal would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. If the stockholders do not approve the 1994 Plan, grants made under the 1994 Plan will be void, shares remaining in the 1988 Plans may be used for awards, and the Company may submit another incentive plan for stockholder approval at a later date.

APPROVAL OF THE SEARLE/MONSANTO STOCK PLAN OF 1994 AND THE
NUTRASWEET/MONSANTO STOCK PLAN OF 1994 (PROXY ITEMS NOS. 3 AND 4)

     The stockholders are asked to consider and vote on the adoption of the Searle/Monsanto Stock Plan of 1994 (1994 Searle Plan) and, separately, on the NutraSweet/Monsanto Stock Plan of 1994 (1994 NutraSweet Plan). Each of the plans replaces a similar predecessor plan.

     The subsidiary plans, like Monsanto's 1994 Plan described above, are designed to attract and motivate top management talent and to provide a competitive compensation program linking management and stockholder interests. Options are a significant part of the compensation program for both mid-level and senior managers at Searle and NutraSweet. Like the options granted in 1993 and 1994 to Monsanto employees, approximately half of the options granted to the subsidiary employees in 1993 and all of the 1994 options will become exercisable upon the Company's achievement of its 20% return on equity target (or the ninth anniversary of the option grant date, if earlier).

     The material features of the 1994 Searle and NutraSweet Plans are substantially the same as those of Monsanto's 1994 Plan except as outlined below. The description below is qualified by the actual plan provisions. Copies of the 1994 Searle and NutraSweet Plans will be provided to stockholders without charge upon telephone request to (314) 694-2826 or upon written request to the Company's Investor Relations staff. Copies will also be available at the Annual Meeting.

     Authorized Shares. The 1994 Searle Plan authorizes the use of 1,430,000 shares of the Company's Common Stock for grants of stock options, stock appreciation rights, restricted stock awards, and bonus stock awards. The 1994 NutraSweet Plan authorizes the use of 770,000 shares for such awards. No portion of either authorization is expressly conditioned on share repurchases, although the Company expects to continue its past practice of satisfying its obligations with respect to all options granted with shares acquired through its repurchase program. Assuming stockholder approval of these plans, no unused shares from any predecessor plans may be used for awards on or after February 1, 1994.

     Administration. The 1994 Searle Plan will be administered by the Executive Compensation and Development Committee of the Searle Board of Directors, which may delegate any of its duties to senior managers of Searle. The 1994 NutraSweet Plan will be administered by the Special Stock Grant Committee of the NutraSweet Board, which may delegate any of its duties to senior managers of NutraSweet.

     Eligible Employees. Any employee of Searle or NutraSweet, or any employees of their respective subsidiaries or associated companies, may receive awards under their respective plan, except that awards may not be made under either plan to any person who is subject to the reporting requirements of Section 16 of the Securities Exchange Act with respect to the Company's Common Stock. Since the chief executive officers of both Searle and NutraSweet are subject to Section 16, grants and awards to these individuals will, for the foreseeable future, be made by the Executive Compensation and Development Committee of Monsanto and not under these plans. In 1993, awards were made to 173 Searle employees and 151 NutraSweet employees. The total number of shares for which awards may be made to any one participant cannot exceed 5% of the total number of shares for which awards may be made under the plan.

     1994 Grants. Subject to stockholder approval of the 1994 Searle and NutraSweet Plans, non-qualified options on 262,584 shares and 185,057 shares were granted to Searle and NutraSweet employees, respectively, on February 25, 1994. These awards represent the 1994 annual grants to Searle and NutraSweet employees. No determination has been made with respect to any other awards which may be made under either plan.

     Awards. The 1994 Searle and NutraSweet Plans provide for the same types of awards on the same terms and conditions as are provided for in Monsanto's 1994 Plan described above.

     Change of Control. Each of the plans specifically authorizes the administrator to take such action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to stock options, stock appreciation rights, and restricted share awards in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer, or other reorganization in which the Company will not survive as an independent, publicly owned company. Provisions regarding such change of control situations have been incorporated in grants of stock options, stock appreciation rights, and restricted stock grants under the predecessor plans, and it is expected that the incorporation of such provisions will continue to be made in awards made under the plans.

     Amendments. The Searle and NutraSweet Boards may amend their respective plans, but any of the following amendments would require the prior approval of stockholders: (a) an amendment which would permit decreasing the option price on any outstanding option; (b) an amendment which would require the approval of stockholders under Section 16 of the Securities Exchange Act or
     Section 422 of the Code; or (c) an amendment which would change the provisions of the plan relating to amendments.

                                  --------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1994 SEARLE PLAN AND A VOTE "FOR" THE APPROVAL OF THE 1994
     NUTRASWEET PLAN.

     To be adopted, each of these proposals would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. If the stockholders do not approve either plan, grants made under that plan will be void, shares remaining in the existing predecessor plan will be used for awards, and the Company may submit another incentive plan for stockholder approval at a later date.

APPROVAL OF ANNUAL AND LONG-TERM INCENTIVE PROGRAMS FOR EXECUTIVE
OFFICERS (PROXY ITEMS NOS. 5 AND 6)

     The stockholders are asked to consider and vote on the annual (Proxy Item No. 5) and the long-term (Proxy Item No. 6) incentive programs established by the Executive Compensation and Development Committee of the Board for certain executive officers. Under
     Section 162(m) of the Internal Revenue Code, approval of the stockholders is required to enable the Company to obtain a deduction for incentives paid under these programs to any of the executive officers named in the Summary Compensation Table whose compensation for the taxable year is in excess of $1,000,000.

     Annual Incentive Program

     Material terms of the annual incentive program for the eligible executive officers are outlined below.

     Eligible Executives. The class of eligible individuals consists of the Company's executive officers as defined in Rule 3b-7 of the General Rules and Regulations under the Securities Exchange Act. There are currently eleven eligible individuals, seven corporate executives and four business unit executives.

     Performance Goal. Each year the Committee will establish performance goals based on corporate and unit net income. For the chief executive officer and other corporate executives, the corporate goal must be achieved in order for any award to be paid. For the business unit chief executives, either the corporate or the applicable unit goal must be achieved in order for any award to be paid. The Committee must certify attainment of the applicable performance goal before an award is paid.

     Formula for Computing the Maximum Award. For each eligible executive the maximum award is 1/3 of 1% of corporate net income for the applicable performance year.

     Net Income. For purposes of determining whether the goals have been achieved and computing the maximum payable, net income is defined to exclude unusual events, such as restructuring charges and the cumulative effect of accounting changes required under generally accepted accounting principles, as pre-determined by the Committee.

     Determination of Actual Awards. A target award will be set in terms of a net income objective which is in excess of the applicable performance goal; the actual award may be higher or lower, depending on actual net income, but it will not be greater than the maximum award described above. The Committee may also increase or decrease the award in its discretion based on downward or upward deviations from a secondary goal set in terms of year-end capital employed. "Capital employed" consists of stockholders' equity and debt. The Committee may also adjust the award in its discretion based on four factors which do not have pre-set numerical scales: performance compared to competitors, the impact of the general economy, the balance achieved between long- and short-term objectives, and the motivational impact of the award. These four factors are subject to change in the Committee's discretion. In 1995 and subsequent years, an additional factor in setting awards will be management's ability to consistently achieve pre-established net income targets. Awards will be paid in cash. A portion of any award made may be withheld and remain at risk for up to two years.

     Amendments. The Committee cannot change the type of performance goal from net income, or the formula for computing the maximum award payable, without obtaining stockholder approval.

     Long-Term Incentive Program

     Long-term incentives for the business unit chief executives of the Agricultural and Chemical groups and NutraSweet will be established and awards made in essentially the same manner as described for annual incentives, except that they will be based on three-year cycles and the maximum award will be 1/3 of 1% of corporate net income for the three years. Any award will be payable at the end of the three-year cycle. For the chief executives of these units, the cycles will begin in 1994. The Committee may adopt the same plan for chief executives of other business units of the Company without seeking stockholder approval. (The Searle long-term incentive plan described on page 14 will be administered so that payments under the plan will meet the requirements for deductibility under Section 162(m).)

     Pro Forma Benefits

     No determination has been made as to the amount of any annual or long-term incentives which may be awarded in the future. If the arrangement described above had been in effect for 1993, the annual incentives paid to the named executive officers would have been the same as reported in the Summary Compensation Table and as shown below.

                                                 Name and Position                                          Dollar Value
                                                 -----------------                                          ------------


                           R. J. Mahoney, Chairman, CEO, and Director.........................................$1,188,000

                           S. G. Gilgore, Chairman and CEO, G. D. Searle & Co.................................   550,000

                           R. G. Potter, Executive Vice President; President, The Chemical Group..............   550,000

                           N. L. Reding, Vice Chairman of the Board and Director..............................   600,000

                           R. B. Shapiro, President, COO, and Director........................................   750,000

                           Executive Group.................................................................... 5,793,000

                           Non-Executive Director Group.......................................................        -0-

                           Non-Executive Officer Employee Group...............................................        -0-


     The maximum annual award that could have been paid to any executive officer would have been $1,533,200. It is not possible to determine any long-term incentives that would have been paid in the past had the arrangement been in effect because no comparable targets were in effect under previous long-term arrangements.

                                  --------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ANNUAL INCENTIVE PROGRAM FOR EXECUTIVE OFFICERS AND A VOTE "FOR" THE APPROVAL OF THE LONG-TERM INCENTIVE PROGRAM FOR EXECUTIVE OFFICERS.

     To be adopted, each of these proposals would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. If the stockholders do not approve the incentive programs, the Committee will investigate the reasons for stockholder rejection and consider alternate incentive programs.

RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 7)

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche as the principal independent auditors to examine the consolidated financial statements of the Company and its subsidiaries for the year 1994. Deloitte has acted in this capacity since 1932, is knowledgeable about the Company's operations and accounting practices, and is well qualified to act in the capacity of auditor.

     Although this appointment is not required to be submitted to a vote of the stockholders, the Board continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Deloitte as principal independent auditors. If the stockholders should not ratify, the Audit
     Committee will investigate the reasons for stockholder rejection and the Board will reconsider the appointment.

     A formal statement by representatives of Deloitte is not planned for the Annual Meeting. However, as in past years, they are expected to be present at the meeting and available to respond to appropriate questions.

                                  --------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS PRINCIPAL INDEPENDENT AUDITORS FOR THE YEAR 1994.

     The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting is required for ratification of this appointment.

GENERAL INFORMATION

     For inclusion in the Company's Proxy Statement and form of proxy, any proposals of stockholders intended to be presented at the 1995 Annual Meeting must be received by the Company no later than November 14, 1994.

     To nominate one or more directors and/or propose proper business from the floor for consideration at the 1995 Annual Meeting, other than by inclusion in the Proxy Statement and form of proxy pursuant to the preceding paragraph, stockholders must provide written notice. Such notice should be addressed to the Secretary and be received at the Company's World Headquarters not earlier than January 22, 1995, and not later than February 21, 1995. The Company's By-Laws set out specific requirements which such written notices must satisfy. Copies of those requirements will be forwarded to any stockholder upon written request.

     The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be presented at the meeting. However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board of Directors may recommend, unless, prior to the meeting, the Board has eliminated that directorship by reducing the size of the Board. The Board is not aware that any nominee herein will be unwilling or unable to serve as a director.

     A stockholder who wishes to give a proxy to someone other than the Board's proxy committee may strike out the names appearing on the enclosed form of proxy, write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

     The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. The Company has engaged Georgeson & Co., a proxy solicitation firm, to assist by mail or telephone, in person, or otherwise in the solicitation of proxies. Georgeson's fee is expected to be approximately $25,000 plus expenses. A few regular employees may also participate in the solicitation, without additional compensation. In addition, the Company will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company's stock and obtaining their proxies.

     You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                               RICHARD W. DUESENBERG
                               Secretary

     March 14, 1994
                              25

                                                             APPENDIX A

              MONSANTO MANAGEMENT INCENTIVE PLAN OF 1994

I. GENERAL PROVISIONS

     1. PURPOSES

     The Monsanto Management Incentive Plan of 1994 is designed:

     * to attract, motivate and retain for the Company and its Subsidiaries and Associated Companies personnel of exceptional ability,

     *  to encourage ownership of Monsanto common stock by management,

     *  to align management interests with those of stockholders, and

     *  to provide a competitive executive compensation program.

     This Incentive Plan shall be effective February 1, 1994
     ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of the Company.

     2. DEFINITIONS

     Except where the context otherwise indicates, the following definitions apply:

     "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

     "Award" means any Stock Option, Stock Appreciation Right,
     Restricted Share, unrestricted Share, dividend equivalent unit or other award granted under this Incentive Plan.

     "Board" means Board of Directors of the Company.

     "Committee" means the ECDC, or its permitted delegate.

     "ECDC" means the Executive Compensation and Development Committee or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

     "Company" means Monsanto Company, a Delaware corporation.

     "Eligible Participant" means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary or an Associated Company.

     "Incentive Plan" means the Monsanto Management Incentive Plan of 1994, set forth herein.

     "Fair Market Value" shall mean, with respect to any given day, the average of the highest and lowest sales prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by The Wall Street Journal, mid-west edition, under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

     "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of
     Article II of this Incentive Plan.

     "1984 Plan" means the Monsanto Management Incentive Plan of 1984, as amended.

     "1988/I Plan" means the Monsanto Management Incentive Plan of 1988/I, as amended.

     "1988/II Plan" means the Monsanto Management Incentive Plan of 1988/II, as amended.

     "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

     "Participant" means an Eligible Participant to whom a Stock Option or a Stock Appreciation Right has been granted, a bonus commitment made or a bonus awarded pursuant to this Incentive Plan.

     "Reporting Person" means a person subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (or any law, rule, regulation or other provision that may replace such statute) with respect to Shares.

     "Restricted Shares" means Shares that were made subject to restrictions in accordance with Section 6 of Article II of this Incentive Plan.

     "Shares" means shares of common stock of the Company and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.

     "Stock Appreciation Right" means a right referred to in Section 5 of Article II of this Incentive Plan.

     "Stock Appreciation Right Fair Market Value" or "SAR Fair Market Value" shall mean a value established by the Committee for the exercise of a Stock Appreciation Right. If such exercise occurs during any quarterly "window period" as specified by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, the Committee may establish a common value for exercises during such window period.

     "Stock Option" or "Option" shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

     "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

     "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer.

     "Transfer" means: (i) for the purpose of an Incentive Stock Option, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), a change of employment of a Participant within the group consisting of the Company and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of the Company, its Subsidiaries and Associated Companies.

     "Unit Compensation Committee" means one or more committees appointed by the ECDC composed of one or more senior managers of the Company or a Subsidiary to whom the ECDC may delegate its powers (or a portion thereof) to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

     3. ADMINISTRATION

     (a) This Incentive Plan shall be administered by the ECDC, except to the extent the ECDC delegates administration pursuant to this paragraph. The ECDC may delegate all or a portion of the administration of this Incentive Plan to one or more Unit Compensation Committees and may authorize further delegation by the Unit Compensation Committees to senior managers of the Company or its Subsidiaries; provided that determinations regarding the timing, pricing, amount and terms of any Award to a Reporting Person shall be made only by the ECDC. No person shall be eligible or continue to serve as a member of the ECDC unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, and no person shall be eligible for the grant of an Award under this Incentive Plan while serving as a member of the ECDC.

     (b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select the persons who are to receive Awards, and to act in all matters pertaining to the granting of Awards under this Incentive Plan including, without limitation, the timing, pricing, amount and terms of any Award and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

     (c) The Committee may adopt and amend from time to time rules and regulations of general application for the administration of this Incentive Plan.

     (d) Without limiting the foregoing Sections 3(a), (b) and (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards in the event of: a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corporation; a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company); or other reorganization in which the Company will not survive as an independent, publicly-owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, Awards of Restricted Shares and other Awards so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Awards (including, without limitation, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the Awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

     4. SHARE ADJUSTMENTS

     In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

        (i) the total number of Shares authorized for Awards under this Incentive Plan;

       (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which have been awarded but are undelivered under this Incentive Plan; and

      (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

     shall in each case be equitably adjusted as determined by the Committee in its discretion; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

     5. SHARES AUTHORIZED

     The total number of Shares for which awards may be granted under this Incentive Plan shall not exceed 3,000,000 Shares; provided that if during the term of this Incentive Plan the Company repurchases shares of Common Stock, on the open market or otherwise and in compliance with the rules and regulations of the Securities and Exchange Commission, additional Shares may be used for awards up to the lesser of (a) 2,820,000 and (b) the number of Shares repurchased. Notwithstanding the foregoing, the total number of Shares that shall be available for Awards of Restricted or unrestricted Shares shall be 1/2 of 1% of the total number of Shares outstanding. The limitations in this Section 5 are subject to the adjustments provided for in Section 4 of this Article I; the provisions of Section 1(b) of Article II of this Incentive Plan; and the provisions of Section 3(d) of Article III of this Incentive Plan.

     The total number of Shares for which Awards may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any three-year period 15% of the total number of Shares for which Awards may be made under this Incentive Plan, subject to the adjustments provided for in Section 4 of this Article I.


II. AWARDS

     1. SHARES USED FOR AWARDS

     (a) The Shares for which Options may be granted under this Option Plan may be authorized but unissued Shares, or treasury
         Shares, or both.

     (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for Option grants under this Option Plan without again being charged against the authorized Shares set forth in Section 5 of Article I, provided the Participant whose Stock Option has lapsed or ceased to be exercisable has received no benefits of ownership from the Shares. Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I,
         Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of Section 5 of Article I.

     (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal representative, or in the event of death, a beneficiary designated in writing by the Participant during his lifetime, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 5 of Article I.

     (d) In the event that any Award or installment thereof ceases to be payable for any reason, the Shares subject to such Award shall again be available for Award without again being charged against the limitations on the number of Shares set forth in
         Section 5 of Article I, provided the Participant whose Award ceases to be payable has received no benefits of ownership from the Shares.

     2. INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

     (a) An Award of Stock Options or Stock Appreciation Rights may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant, except that Incentive Options may not be awarded to employees of Associated Companies. Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

     (b) An Incentive Stock Option or Stock Appreciation Right shall not be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Non-Qualified Stock Option or Stock Appreciation Right shall not be transferrable except by will, by the laws of descent and distribution, pursuant to a written beneficiary designation, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder, or in such circumstances as would not result in the failure to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision) if the transferor were a Reporting Person.

     (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

     (d) The Option price per share shall be established by the grant and shall not be decreased thereafter except pursuant to
         Section 4 of Article I of this Incentive Plan.

     (e) The Committee, in its discretion, may provide for the escalation of the Option price per Share over all or part of the term of the Option.

     (f) The Committee, in its discretion, may offer Participants the opportunity to elect to receive an Option grant in lieu of a salary increase or a bonus or may offer Participants the opportunity to purchase Options for cash or such other consideration as the Committee in its discretion determines.

     3. INCENTIVE OPTIONS

     An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Incentive Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares and only to Eligible Participants, each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until January 31, 2004, subject to the following conditions:

     (a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

     (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

           (i) as a result of retirement pursuant to, and as defined in, an applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

               (A) in the case of an Option, the original term of the
                   Option; and

               (B) in the case of a Stock Appreciation Right, one year
                   after such retirement or disability or after resignation as an officer or director of the Company, whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article
                   II);

               or

          (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

         provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

     (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000; however, if the Fair Market Value of Incentive Stock Option Shares (at date of grant) exceeds $100,000 in the calendar year in which Incentive Stock Options are first exercisable, Shares with a Fair Market Value at date of grant exceeding $100,000 shall not be deemed to be Incentive Stock Options.

     (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee; including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to performance conditions.

     4. NON-QUALIFIED OPTIONS

     One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

     (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine to be the grant date).

     (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

           (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

               (A) in the case of an Option, the original term of the
                   Option; and

               (B) in the case of a Stock Appreciation Right, one year
                   after such retirement or disability or after resignation as an officer or director of the Company, whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article
                   II);

               or

          (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

         provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

     (c) The Option grant may include any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to the satisfaction of performance conditions.


     5. STOCK APPRECIATION RIGHTS

     A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non-Qualified Option granted under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, subject to the following terms and conditions:

     (a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or Shares having an aggregate value equal to the product of (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

     (b) Except as expressly provided herein, each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of Options or in connection with previously granted Options under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, which are unexercised and have not terminated or lapsed. With respect to Stock Appreciation Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreciation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

     (c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares. The payments to be made, in whole or in part, in cash upon the exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of stock appreciation rights of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

     (d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in this Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

     (e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

     (f) For purposes of this paragraph 5(f) of Article II:

            (i) "Unrelated Party" means any party or group of parties
                acting together other than (A) the Company, its directors and officers, or (B) any nominee holder for any stock exchange;

           (ii) "Offer" means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

          (iii) "Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of the Company and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

          (iv) "Change of Control Market Value" of the Shares means the higher of--

               (A) the value for which such Shares may be exchanged or
                   offered under any Offer pursuant to which Shares are actually exchanged or purchased; or

               (B) the Fair Market Value of such Shares on the date of
                   exercise of a Stock Appreciation Right.

         Notwithstanding the foregoing provisions of this Section 5 of
         Article II and without limiting the provisions of Section 3 of
         Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only: (x) during the thirty (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

     (g) For purposes of this paragraph 5(g) of Article II:

            (i) "Unrelated Party" means any party or group of parties
                acting together other than (A) the Company, its directors and officers, or (B) any nominee holder for any stock exchange;

           (ii) "Alternate Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of the Company specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;

          (iii) "Change of Control Termination of Employment" means the termination of employment of a Participant by the Company, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Participant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

          (iv) "Alternate Change of Control Market Value" of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

         Notwithstanding the foregoing provisions of this Section 5 of
         Article II and without limiting the provisions of Section 3 of
         Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control Termination of Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

     6. BONUS SHARES AND RESTRICTED SHARES

     (a) An Award of Shares or Restricted Shares may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Participant. The Committee shall have full discretion to determine the terms and conditions of payment of any award, including without limitation, what part of such award shall be paid in unrestricted Shares and Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares.

     (b) For the purpose of determining the number of Shares to be used in payment of an Award, the amount of the Award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the Award by the Committee, or if the Committee so directs, the date immediately preceding the date the Award is paid.

     (c) The portion of an Award payable in Restricted Shares shall be paid at the time of the award either by book-entry registration or by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. The Participant shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including forfeitures or resale to the Company, if any, as may be determined by the Committee. The Committee and the Participant may designate the Company or one or more of its employees to act as custodian or escrow for the certificates.

     (d) Restricted Shares shall be subject to such terms and conditions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making a bonus award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of the Company, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.


     7. DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

     (a) No cash dividends shall be paid on Shares which have been awarded but not delivered. The Committee may provide, however, that a Participant to whom an Option has been awarded which is exercisable in whole or in part at a future time for Shares or a Participant who has been awarded Shares payable in whole or in part at a future time, shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

           (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares or upon expiration of the Option if it shall not have been fully exercised (except that payment of the dividend equivalents on Incentive Options may not be made prior to exercise); or

          (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

         Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 5 of
         Article I.

     (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

     (c) The Committee, in its discretion, may provide that dividends paid on restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

III. MISCELLANEOUS PROVISIONS

     1. Neither a Stock Option nor a Stock Appreciation Right shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company with respect to such Stock Option or Stock
        Appreciation Right shall forthwith terminate.

     2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to terminate the employment of any such person with or without cause.

     3. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

     4. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     5. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the payment of any bonus award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or award or another exercise or award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award or another award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold. The Committee may permit a Participant (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local, or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a fair market value sufficient to cover the amount of such required or permitted withholding taxes.

IV. AMENDMENTS

     1. The Board, upon recommendation of the Committee but not otherwise, may from time to time amend or modify this Incentive Plan, including, but not limited to, an amendment which would authorize the Committee to make Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Awards, or discontinue this Incentive Plan or any provision thereof, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the Company:

        (a) permit the Company to decrease the Option price on any outstanding Option;

        (b) permit any change which would require the approval of stockholders under Section 16 of the Securities Exchange Act of 1934 or the rules thereunder or under Section 422 of the Internal Revenue Code of 1986, or the rules thereunder (or any law, rule, regulation or other provision that may replace such statutes or rules); or

        (c) change any of the provisions of this Article IV.

     2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or bonus commitment or bonus award theretofore made to such Participant under this Incentive Plan.

V. INTERPRETATION

     1. Except as authorized herein with respect to Stock Appreciation Rights, this Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or bonus commitment or award under the 1984 Plan, the 1988/I Plan or the 1988/II Plan (or any other incentive plan of the Company, its Subsidiaries and Associated Companies). No stock options or stock appreciation rights or Awards of Restricted or unrestricted Shares shall be granted under either the 1988/I Plan or the 1988/II Plan after February 1, 1994.

     2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (hereinafter "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan; provided, however, that no such Other Plan, other than a plan for G. D. Searle & Co. and a plan for The NutraSweet Company, shall provide for the granting of options or stock appreciation rights to purchase or receive the appreciation on the shares of any class of stock of the Company, or the making of bonus commitments or bonus awards payable in any class of stock of the Company, which in either form or substance are comparable to those authorized under this Incentive Plan, unless such Other Plan is established or operated in connection with the assumption by the Company or a Subsidiary of the plans, options, stock appreciation rights, bonus commitments or bonus awards of another corporation, or the substitution of an Other Plan or options, stock appreciation rights, bonus commitments or bonus awards under such Other Plan in lieu of the plans, options, stock appreciation rights, bonus commitments or bonus awards of such other corporation, arising out of a merger or consolidation with, or the acquisition of assets or stock of, such other corporation, or other transaction described in Section 424(a) of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time.

                                               NOTICE OF ANNUAL MEETING

                                                        OF STOCKHOLDERS

                                                    AND PROXY STATEMENT

                                                               MONSANTO

MONSANTO

PLACE: World Headquarters
       800 N. Lindbergh Blvd.
       St. Louis County, Mo.

                             Common Stock
                                 PROXY
                                Annual
                                Meeting
                               1:30 P.M.
                            April 22, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard J. Mahoney, Robert B. Shapiro, and Richard W. Duesenberg, and each of them, with full power of substitution, proxies to vote all shares of Common Stock of Monsanto Company which the undersigned is entitled to vote at the 1994 Annual Meeting of Stockholders, and any adjournments thereof, as specified upon the matters indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN U.S.A.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5, 6, AND 7.


- -----------, 1994 ---------------------------------------------PLEASE SIGN
   Date

Please sign your name or names exactly as printed hereon. When shares are held by joint tenants, both should sign. Trustees and other fiduciaries should so indicate when signing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4, 5, 6,
AND 7.

1. Election of Directors   / / FOR all nominees listed   / / WITHHOLD AUTHORITY
                               below (except as written      to vote for all
                               to the contrary below)        nominees listed
                                                             below

   R. J. Mahoney, J. T. Bok, R. M. Heyssel, G. S. King, P. Leder,
   H. M. Love, F. A. Metz, Jr., B. Mickel, J. F. M. Peters,
   N. L. Reding, J. S. Reed, W. D. Ruckelshaus, R. B. Shapiro, and J.
   B. Slaughter.

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in this space.)

2. Approval of Monsanto Management Incentive Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

3. Approval of Searle/Monsanto Stock Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

4. Approval of NutraSweet/Monsanto Stock Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

5. Approval of Annual Incentive Program for Executive Officers.
                                        / / FOR / / AGAINST / / ABSTAIN

6. Approval of Long-Term Incentive Program for Executive Officers.
                                        / / FOR / / AGAINST / / ABSTAIN

7. Ratification of Deloitte & Touche as principal independent auditors
for 1994.                               / / FOR / / AGAINST / / ABSTAIN

                     PLEASE SIGN ON REVERSE SIDE.

TO PARTICIPANTS IN: SAVINGS AND INVESTMENT PLAN (SIP) AND
                    PAYROLL RELATED EMPLOYEE STOCK OWNERSHIP PLAN

Participants may instruct the Trustee as to the manner in which Monsanto stock held for their accounts and entitled to vote shall be voted at Stockholders' meetings. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement for Monsanto Company's 1994 Annual Meeting is being provided to you by the Trustee. If you desire to instruct the Trustee in the voting of your Plan shares, you should fill in the reverse side of this voting form, date, sign, and return this form in the enclosed envelope. No postage is required if mailed in the U.S.A. The shares will be voted at the Annual Meeting to be held at the Company's World Headquarters, 800 North Lindbergh Blvd., St. Louis County, Missouri, on April 22, 1994, at 1:30 p.m., or at any adjournment thereof.

THE TRUSTEE MUST RECEIVE THIS FORM ON OR PRIOR TO APRIL 18, 1994. THE TRUSTEE WILL VOTE YOUR SHARES AS YOU DIRECT ONLY IF THE SIGNED FORM IS RECEIVED ON OR PRIOR TO APRIL 18, 1994, AND YOU HAVE SPECIFIED YOUR DIRECTIONS HEREIN. OTHERWISE, THE TRUSTEE WILL VOTE YOUR SIP SHARES IN PROPORTION TO THE VOTES OF THE OTHER SIP PARTICIPANTS.

MONSANTO
                             ---------, 1994 --------------------------
                              Date                  Signature

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4, 5, 6, AND 7 AND TO "GRANT AUTHORITY" FOR ITEM 8.

 1. Election of    / / FOR all nominees listed below     / / WITHHOLD AUTHORITY
    Directors          (except as written to the             to vote for all
                       contrary below)                       nominees listed
                                                             below

    R. J. Mahoney, J. T. Bok, R. M. Heyssel, G. S. King, P. Leder,
    H. M. Love, F. A. Metz, Jr., B. Mickel, J. F. M. Peters,
    N. L. Reding, J. S. Reed, W. D. Ruckelshaus, R. B. Shapiro, and J.
    B. Slaughter.

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in this space.)

 2. Approval of Monsanto Management Incentive Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

 3. Approval of Searle/Monsanto Stock Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

 4. Approval of NutraSweet/Monsanto Stock Plan of 1994.
                                        / / FOR / / AGAINST / / ABSTAIN

 5. Approval of Annual Incentive Program for Executive Officers.
                                        / / FOR / / AGAINST / / ABSTAIN

 6. Approval of Long-Term Incentive Program for Executive Officers.
                                        / / FOR / / AGAINST / / ABSTAIN

 7. Ratification of Deloitte & Touche as principal independent auditors
for 1994.                               / / FOR / / AGAINST / / ABSTAIN

- ------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO "GRANT AUTHORITY" FOR ITEM 8.

 8. In the Trustee's discretion, upon such other matters as may properly come before the meeting.

               / / GRANT AUTHORITY     / / WITHHOLD AUTHORITY

THE PROXY FOR WHICH YOUR INSTRUCTIONS ARE REQUESTED IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                    (Please sign on reverse side.)

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO INVESTORS.)

             NUTRASWEET/MONSANTO STOCK PLAN

                        OF 1994


I.   GENERAL PROVISIONS

     1.   PURPOSES

          The NutraSweet/Monsanto Stock Plan of 1994 is designed:

          * to attract, motivate and retain for the Company and its Subsidiaries and Associated Companies personnel of exceptional ability,

          *    to encourage ownership of Monsanto common stock by management,

          *    to align management interests with those of stockholders, and

          *    to provide a competitive executive compensation program.

          This Incentive Plan shall be effective February 1, 1994 ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of Monsanto Company.

     2.   DEFINITIONS

          Except where the context otherwise indicates, the following definitions apply:

          "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Award" means any Stock Option, Stock Appreciation Right, Restricted Share, unrestricted Share, or dividend equivalent unit awarded under this Incentive Plan.

          "Board" means Board of Directors of the Company.

          "Committee" means the NutraSweet/Monsanto Stock Grant Committee of the Board, or its permitted delegate.

          "Company" means The NutraSweet Company.

          "Eligible Participant" means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary or an Associated Company except that no Reporting Person shall be an Eligible Participant.

          "Incentive Plan" means the NutraSweet/Monsanto Stock Plan of 1994, set forth herein.

          "Fair Market Value" shall mean, with respect to any given day, the average of the highest and lowest sales prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by The Wall Street Journal, mid-west edition, under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

          "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of
          Article II of this Incentive Plan.

          "Monsanto" means Monsanto Company, a Delaware corporation.

          "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

          "Participant" means an Eligible Participant to whom an Award has been granted pursuant to this Incentive Plan.

          "Reporting Person" means a person subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (or any law, rule, regulation or other provision that may replace such statute) with respect to Shares.

          "Restricted Shares" means Shares that were made subject to restrictions in accordance with Section 6 of Article II of this Incentive Plan.

          "Shares" means shares of common stock of Monsanto and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.

          "Stock Appreciation Right" means a right referred to in Section 5 of
          Article II of this Incentive Plan.

          "Stock Appreciation Right Fair Market Value" or "SAR Fair Market Value" shall mean a value established by the Committee for the exercise of a Stock Appreciation Right.

          "Stock Option" or "Option" shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

          "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, an Award of Shares (restricted or not) or a Stock Appreciation Right, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer.

          "Transfer" means: (i) for the purpose of an Incentive Stock Option, a change of employment of a Participant within the group consisting of Monsanto and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), a change of employment of a Participant within the group consisting of Monsanto and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of Monsanto, its Subsidiaries and Associated Companies.

     3.   ADMINISTRATION

          (a) This Incentive Plan shall be administered by the NutraSweet/Monsanto Stock Grant Committee of the Board, except to the extent the NutraSweet/Monsanto Stock Grant Committee delegates administration pursuant to this paragraph. The NutraSweet/Monsanto Stock Grant Committee may delegate all or a portion of the administration of this Incentive Plan to the Executive Compensation and Development Committee of the Board or to any Committee consisting of one or more senior managers of the Company or its Subsidiaries.

          (b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select from among the Eligible Participants the persons who are to receive Awards, and to act in all matters pertaining to the granting of Awards under this Incentive Plan including, without limitation, the timing, pricing, amount and terms of any Award and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

          (c) The Committee may adopt and amend from time to time, rules and regulations of general application for the administration of this Incentive Plan.

          (d) Without limiting the foregoing Sections 3(a), (b) and (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options, Stock Appreciation Rights, Awards of Restricted Shares and other Awards in the event of: a merger of Monsanto with, consolidation of Monsanto into, or the acquisition of Monsanto by, another corporation; a sale or transfer of all or substan-tially all of the assets of Monsanto to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than Monsanto); or other reorganization in which Monsanto will not survive as an independent, publicly-owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, Awards of Restricted Shares and other Awards so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Option and Stock Appreciation Right grants, Awards (including, without limita-tion, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the Awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

     4.   SHARE ADJUSTMENTS

          In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by Monsanto of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of Monsanto, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of Monsanto or of any other corporation being received by the holders of outstanding Shares, then:

          (i) the total number of Shares authorized for Awards under this Incentive Plan;

         (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which have been awarded but are undelivered under this Incentive Plan; and

        (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

          shall in each case be equitably adjusted as determined by the Committee in its discretion; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

     5.   SHARES AUTHORIZED

          The total number of Shares for which Awards may be granted under this Incentive Plan shall not exceed 770,000 Shares.
          Notwithstanding the foregoing, the total number of Shares that shall be available for Awards of Restricted or unrestricted Shares shall be 1/2 of 1% of the total number of outstanding Shares. The limitations in this Section 5 are subject to the adjustments provided for in Section 4 of this Article I and the provisions of Sections 1(b) and 1(d) of Article II of this Incentive Plan.

          The total number of Shares for which Awards may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any one calendar year 5% of the total number of Shares for which Awards may be made under this Incentive Plan, subject to the adjustments provided for in Section 4 of this Article I.

II.  AWARDS

     1.   SHARES USED FOR AWARDS

          (a) The Shares for which Awards may be granted under this Incentive Plan may be authorized but unissued Shares, or treasury Shares, or both.

          (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for award without again being charged against the authorized Shares set forth in
               Section 5 of Article I, provided the Participant whose Stock Option has lapsed or ceased to be exercisable has received no benefits of ownership from the Shares. Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of
               Section 5 of Article I.

          (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal representative, or in the event of death, a beneficiary designated in writing by the Participant during his lifetime, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 5 of Article I.

          (d) In the event that any Restricted or unrestricted Share Award or installment thereof ceases to be payable for any reason, the Shares subject to such Award shall again be available for Award without again being charged against the limitations on the number of Shares set forth in Section 5 of Article I, provided the Participant whose Award ceases to be payable has received no benefits of ownership from the Shares.

     2.   INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

          (a) An Award of Stock Options or Stock Appreciation Rights may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant, except that Incentive Options may not be awarded to employees of Associated Companies. Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

          (b) An Incentive Stock Option shall not be transferable by the Participant except by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Non-Qualified Stock Option or

               Stock Appreciation Right shall not be transferrable except by will, by the laws of descent and distribution, pursuant to a written beneficiary designation, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder, or in such circumstances as would not result in the failure to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision) if the transferor were a Reporting Person.

          (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

          (d) The Option price per share shall be established by the grant and shall not be decreased thereafter except pursuant to
               Section 4 of Article I of this Incentive Plan.

          (e) The Committee, in its discretion, may provide for the escalation of the Option price per Share over all or part of the term of the Option.

          (f) The Committee, in its discretion, may offer Participants the opportunity to elect to receive an Option grant in lieu of a salary increase or a bonus or may offer Participants the opportunity to purchase Options for cash or such other consideration as the Committee in its discretion determines.


          (g) The Committee, in its discretion, may require as a condition to the grant or vesting of Options, the deposit of Shares owned by the Participant receiving such grant, and the forfeiture of such Options, if such deposit is not made or maintained during the required holding period. Such deposited Shares may not be otherwise sold, pledged or disposed of during the applicable holding period.

     3.   INCENTIVE OPTIONS

          An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Incentive Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until January 31, 2004, subject to the following conditions:

          (a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

          (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in an applicable pension plan of Monsanto, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee;

                    or

              (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

          (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000; however, if the Fair Market Value of Incentive Stock Option Shares (at date of grant) exceeds $100,000 in the calendar year in which Incentive Stock Options are first exercisable, Shares with a Fair Market Value at date of grant exceeding $100,000 shall not be deemed to be Incentive Stock Options.

          (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of Monsanto.

          (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee; including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to performance conditions.

     4.   NON-QUALIFIED OPTIONS

          One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

          (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine to be the grant date).

          (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of Monsanto, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee;

                    or

              (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

          (c) The Option grant may include any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to the satisfaction of performance conditions.

     5.   STOCK APPRECIATION RIGHTS

          A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non-Qualified Option granted under this Plan, or under any other incentive plan of Monsanto or its Subsidiaries which was approved by the Monsanto shareholders, subject to the following terms and conditions:

          (a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or Shares having an aggregate value equal to the product of (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

          (b) Except as otherwise expressly provided herein, each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of Options or in connection with previously granted Options under this Incentive Plan which are unexercised and have not terminated or lapsed. With respect to Stock Appreciation Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreciation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

          (c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares.

          (d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in this Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

          (e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

          (f)  For purposes of this paragraph 5(f) of Article II:

               (i) "Unrelated Party" means any party or group of parties acting together other than (A) Monsanto, its directors and officers, or (B) any nominee holder for any stock exchange;

              (ii) "Offer" means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

             (iii) "Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of Monsanto and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

              (iv) "Change of Control Market Value" of the Shares means the higher of--

                    (A) the value for which such Shares may be exchanged or offered under any Offer pursuant to which Shares are actually exchanged or purchased; or

                    (B) the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

               Notwithstanding the foregoing provisions of this Section 5 of
               Article II and without limiting the provisions of Section 3 of
               Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of Monsanto, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only:
               (x) during the thirty (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

          (g)  For purposes of this paragraph 5(g) of Article II:

               (i) "Unrelated Party" means any party or group of parties acting together other than (A) Monsanto, its directors and officers, or (B) any nominee holder for any stock exchange;

              (ii) "Alternate Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of Monsanto specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;


             (iii) "Change of Control Termination of Employment" means the termination of employment of a Participant by Monsanto, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Partici-pant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

              (iv) "Alternate Change of Control Market Value" of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

               Notwithstanding the foregoing provisions of this Section 5 of
               Article II and without limiting the provisions of Section 3 of
               Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control

               Termination of Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of Monsanto, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

     6.   BONUS SHARES AND RESTRICTED SHARES

          (a) An Award of Shares or Restricted Shares may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant. The Committee shall have full discretion to determine the terms and conditions of payment of any Award, including without limitation, what part of such Award shall be paid in unrestricted Shares and Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares.

          (b) For the purpose of determining the number of Shares to be used in payment of an Award, the amount of the Award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the Award by the Committee, or if the Committee so directs, the date immediately preceding the date the Award is paid.

          (c) The portion of an Award payable in Restricted Shares shall be paid at the time of the Award either by book-entry registration or by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. The Participant shall have all of the rights of a stockholder with respect to such

               Shares, subject to such terms and conditions, including forfeitures or resale to the Company, if any, as may be determined by the Committee. The Committee and the Participant may designate the Company, Monsanto or one or more employees to act as custodian or escrow for the certificates.

          (d) The Committee, in its discretion, may require as a condition to the grant of any Shares or Restricted Shares, the deposit of Shares owned by the Participant receiving such grant, and the forfeiture of the Award of Shares or Restricted Shares, if such deposit is not made or maintained during any applicable restricted period. Such deposited Shares may not be otherwise sold, pledged or disposed of during any applicable restricted period.

          (e) Restricted Shares shall be subject to such terms and condi-tions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making an Award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of Monsanto, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

     7.   DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

          (a) No cash dividends shall be paid on Shares which have been awarded but not delivered or on Shares subject to unexercised Options. The Committee may provide, however, that a Participant to whom an Option has been awarded which is exercisable in whole or in part at a future time for Shares or a Participant who has been awarded Shares payable in whole or in part at a future time, shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the Award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

               (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares or upon expiration of the Option if it shall not have been fully exercised (except that payment of dividend equivalents on Incentive Options may not be made prior to exercise); or

              (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

               Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 5 of
               Article I.

          (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

          (c) The Committee, in its discretion, may provide that dividends paid on Restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

III. MISCELLANEOUS PROVISIONS

     1. Neither a Stock Option nor Stock Appreciation Right shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company with respect to such Stock Option or Stock Appreciation Right shall forthwith terminate.

     2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to termi-nate the employment of any such person with or without cause.

     3. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     4. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise or Award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such Award or another Award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold. The Committee may permit a Participant (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

IV.  AMENDMENTS

     1. The Board may from time to time amend or modify this Incentive Plan, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of Monsanto:

          (a) permit the Company to decrease the Option price on any outstanding Option;

          (b) permit any change which would require the approval of stockholders of Monsanto under Section 16 of the Securities Exchange Act of 1934 or the rules thereunder or under Section 422 of the Internal Revenue Code of 1986, or the rules thereunder (or any laws, rules, regulations or other provisions that may replace such statutes or rules); or

          (c)  change any of the provisions of this Article IV.

     2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of Monsanto shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or other Award theretofore made to such Participant under this Incentive Plan.

V.   INTERPRETATION

     1. Except as authorized herein with respect to Stock Appreciation Rights, this Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or other award under any other incentive plan of Monsanto, its Subsidiaries and Associated Companies. No stock options, stock appreciation rights or Restricted Share awards shall be granted under the NutraSweet/Monsanto Stock Plan of 1991 after February 1, 1994.

     2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (hereinafter "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan.

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO INVESTORS.)

               SEARLE/MONSANTO STOCK PLAN

                         OF 1994


I.   GENERAL PROVISIONS

     1.   PURPOSES

          The Searle/Monsanto Stock Plan of 1994 is designed:

          * to attract, motivate and retain for the Company and its Subsidiaries and Associated Companies personnel of exceptional ability,

          *    to encourage ownership of Monsanto common stock by management,


          *    to align management interests with those of stockholders, and

          *    to provide a competitive executive compensation program.

          This Incentive Plan shall be effective February 1, 1994 ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of Monsanto Company.

     2.   DEFINITIONS

          Except where the context otherwise indicates, the following definitions apply:

          "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Award" means any Stock Option, Stock Appreciation Right, Restricted Share, unrestricted Share, dividend equivalent unit, or other award awarded under this Incentive Plan.

          "Board" means Board of Directors of the Company.

          "Committee" means the Executive Compensation and Development Committee of the Board, or its permitted delegate.

          "Company" means G. D. Searle & Co.

          "Eligible Participant" means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary or an Associated Company except that no Reporting Person shall be an Eligible Participant.

          "Incentive Plan" means the Searle/Monsanto Stock Plan of 1994, set forth herein.

          "Fair Market Value" shall mean, with respect to any given day, the average of the highest and lowest sales prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by The Wall Street Journal, mid-west edition, under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

          "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of
          Article II of this Incentive Plan.

          "Monsanto" means Monsanto Company, a Delaware corporation.

          "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

          "Participant" means an Eligible Participant to whom an Award has been granted pursuant to this Incentive Plan.

          "Reporting Person" means a person subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (or any law, rule, regulation or other provision that may replace such statute) with respect to Shares.

          "Restricted Shares" means Shares that were made subject to restrictions in accordance with Section 6 of Article II of this Incentive Plan.

          "Shares" means shares of common stock of Monsanto and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.

          "Stock Appreciation Right" means a right referred to in Section 5 of
          Article II of this Incentive Plan.

          "Stock Appreciation Right Fair Market Value" or "SAR Fair Market Value" shall mean a value established by the Committee for the exercise of a Stock Appreciation Right.

          "Stock Option" or "Option" shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

          "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, an Award of Shares (restricted or not), or a Stock Appreciation Right, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

          "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer.

          "Transfer" means: (i) for the purpose of an Incentive Stock Option, a change of employment of a Participant within the group consisting of Monsanto and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), a change of employment of a Partici-pant within the group consisting of Monsanto and its Subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of Monsanto, its Subsidiaries and Associated Companies.

     3.   ADMINISTRATION

          (a) This Incentive Plan shall be administered by the Executive Compensation and Development Committee of the Board (the "ECDC"), except to the extent the ECDC delegates administration pursuant to this paragraph. The ECDC may delegate all or a portion of the administration of this Incentive Plan to any Committee consisting of one or more senior managers of the Company or its Subsidiaries.

          (b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select from among the Eligible Participants the persons who are to receive Awards, and to act in all matters pertaining to the granting of Awards under this Incentive Plan including, without limitation, the timing, pricing, amount and terms of any Award and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant shall have any right to be considered for or to receive any Awards. All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

          (c) The Committee may adopt and amend from time to time rules and regulations of general application for the administration of this Incentive Plan.

          (d) Without limiting the foregoing Sections 3(a), (b) and (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options, Stock Appreciation Rights, Awards of Restricted Shares and other
               Awards in the event of: a merger of Monsanto with, consolidation of Monsanto into, or the acquisition of Monsanto by, another corporation; a sale or transfer of all or substantially all of the assets of Monsanto to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than Monsanto); or other reorganization in which Monsanto will not survive as an independent, publicly-owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, Awards of Restricted Shares and other
               Awards so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Option and Stock Appreciation Right grants, other Awards (including, without limitation, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the grants, commitments or awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

     4.   SHARE ADJUSTMENTS

          In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by Monsanto of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of Monsanto, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of Monsanto or of any other corporation being received by the holders of outstanding Shares, then:

          (i) the total number of Shares authorized for Awards under this Incentive Plan;

         (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which have been awarded but are undelivered under this Incentive Plan; and

        (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

          shall in each case be equitably adjusted as determined by the Committee in its discretion; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an

          Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

     5.   SHARES AUTHORIZED

          The total number of Shares for which Awards may be granted under this Incentive Plan shall not exceed 1,430,000 Shares. Notwithstanding the foregoing, the total number of Shares that shall be available for Awards of Restricted or unrestricted Shares shall be 1/2 of 1% of the total number of Shares outstanding. The limitations in this Section 5 are subject to the adjustments provided for in Section 4 of this Article I and the provisions of Sections 1(b) and 1(d) of Article II of this Incentive Plan.

          The total number of Shares for which Awards may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any one calendar year 5% of the total number of Shares for which Awards may be made under this Incentive Plan, subject to the adjustments provided for in Section 4 of this Article I.

II.  AWARDS

     1.   SHARES USED FOR AWARDS

          (a) The Shares for which Awards may be granted under this Incentive Plan may be authorized but unissued Shares, or treasury Shares, or both.

          (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for award without again being charged against the authorized Shares set forth in
               Section 5 of Article I, provided the Participant whose Stock Option has lapsed or ceased to be exercisable has received no benefits of ownership from the Shares. Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of
               Section 5 of Article I.

          (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal representative, or in the event of death, a beneficiary designated in writing by the Participant during his lifetime, authorize payment, in cash or in Shares, or partly in cash and partly in Shares, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 5 of Article I.

          (d) In the event that any Restricted or unrestricted Share Award or installment thereof ceases to be payable for any reason, the Shares subject to such Award shall again be available for award without again being charged against the limitations on the number of Shares set forth in Section 5 of Article I, provided the Participant whose Award ceases to be payable has received no benefits of ownership from the Shares.

     2.   INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

          (a) An award of Stock Options or Stock Appreciation Rights may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant, except that Incentive Options may not be awarded to employees of Associated Companies. Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive
               Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

          (b) An Incentive Stock Option shall not be transferable by the Participant except by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Non-Qualified Stock Option or

               Stock Appreciation Right shall not be transferable except by will, by the laws of descent and distribution, pursuant to a written beneficiary designation, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder, or in such circumstances as would not result in the failure to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or provision) if the transferor were a Reporting Person.

          (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

          (d) The Option price per share shall be established by the grant and shall not be decreased thereafter except pursuant to
               Section 4 of Article I of this Incentive Plan.

          (e) The Committee, in its discretion, may provide for the escalation of the Option price per Share over all or part of the term of the Option.

          (f) The Committee, in its discretion, may offer Participants the opportunity to elect to receive an Option grant in lieu of a salary increase or a bonus or may offer Participants the opportunity to purchase Options for cash or such other consideration as the Committee in its discretion determines.


          (g) The Committee, in its discretion, may require as a condition to the grant or vesting of Options, the deposit of Shares owned by the Participant receiving such grant, and the forfeiture of such Options, if such deposit is not made or maintained during the required holding period. Such deposited Shares may not be otherwise sold, pledged or disposed of during the applicable holding period.

     3.   INCENTIVE OPTIONS

          An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Incentive Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until January 31, 2004, subject to the following conditions:

          (a) The Option price per Share shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

          (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in an applicable pension plan of Monsanto, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee; or

              (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

          (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000; however, if the Fair Market Value of Incentive Stock Option Shares (at date of grant) exceeds $100,000 in the calendar year in which Incentive Stock Options are first exercisable, Shares with a Fair Market Value at date of grant exceeding $100,000 shall not be deemed to be Incentive Stock Options.

          (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of Monsanto.

          (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee; including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to performance conditions.

     4.   NON-QUALIFIED OPTIONS

          One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

          (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine to be the grant date).

          (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termina-tion of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following
               Termination of Employment shall not exceed twelve months unless employment shall have terminated:

               (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan of Monsanto, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee; or

              (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

               provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

          (c) The Option grant may include any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to the satisfaction of performance conditions.

     5.   STOCK APPRECIATION RIGHTS

          A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non-Qualified Option granted under this Plan, or under any other incentive plan of Monsanto or its Subsidiaries which was approved by the Monsanto shareholders, subject to the following terms and conditions:

          (a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or Shares having an aggregate value equal to the product of (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

          (b) Except as otherwise expressly provided herein, each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of
               Options or in connection with previously granted Options under this Incentive Plan which are unexercised and have not
               terminated or lapsed.   With respect to Stock Appreciation
               Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreci-ation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

          (c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares.

          (d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in this Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

          (e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred

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

               and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

          (f)  For purposes of this paragraph 5(f) of Article II:

               (i) "Unrelated Party" means any party or group of parties acting together other than (A) Monsanto, its directors and officers, or (B) any nominee holder for any stock exchange;

              (ii) "Offer" means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

             (iii) "Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of Monsanto and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

              (iv) "Change of Control Market Value" of the Shares means the higher of--

                    (A) the value for which such Shares may be exchanged or offered under any Offer pursuant to which Shares are actually exchanged or purchased; or

                    (B) the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

               Notwithstanding the foregoing provisions of this  Section 5 of
               Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of Monsanto, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the

               Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only: (x) during the thirty (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or
               (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

          (g)  For purposes of this paragraph 5(g) of Article II:

               (i) "Unrelated Party" means any party or group of parties acting together other than (A) Monsanto, its directors and officers, or (B) any nominee holder for any stock exchange;

              (ii) "Alternate Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of Monsanto specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;


             (iii) "Change of Control Termination of Employment" means the termination of employment of a Participant by Monsanto, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Partici-pant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

              (iv) "Alternate Change of Control Market Value" of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

               Notwithstanding the foregoing provisions of this  Section 5 of
               Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control Termination of Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control
               Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of Monsanto, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

     6.   BONUS SHARES AND RESTRICTED SHARES

          (a) An Award of Shares or Restricted Shares may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant. The Committee shall have full discretion to determine the terms and conditions of payment of any Award, including without limitation, what part of such Award shall be paid in unrestricted Shares and Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares.

          (b) For the purpose of determining the number of Shares to be used in payment of an Award, the amount of the Award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the Award by the Committee, or if the Committee so directs, the date immediately preceding the date the Award is paid.

          (c) The portion of an Award payable in Restricted Shares shall be paid at the time of the Award either by book-entry registration or by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. The Participant shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including forfeitures or resale to the Company, if any, as may be determined by the Committee. The Committee and the Participant may designate the

               Company, Monsanto or one or more employees to act as custodian or escrow for the certificates.

          (d) The Committee, in its discretion, may require as a condition to the grant of any Shares or Restricted Shares, the deposit of Shares owned by the Participant receiving such grant, and the forfeiture of the Award of Shares or Restricted Shares, if such deposit is not made or maintained during any applicable restricted period. Such deposited Shares may not be otherwise sold, pledged or disposed of during any applicable restricted period.

          (e) Restricted Shares shall be subject to such terms and condi-tions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making an Award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of Monsanto, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the benefi-ciary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

     7.   DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

          (a) No cash dividends shall be paid on Shares which have been awarded but not delivered or on Shares subject to unexercised Options. The Committee may provide, however, that a Participant to whom an Option has been awarded which is exercisable in whole or in part at a future time for Shares or a Participant who has been awarded Shares payable in whole or in part at a future time, shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the Award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

               (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares or upon expiration of the Option if it shall not have been fully exercised (except that payment of dividend equivalents on Incentive Options may not be made prior to exercise); or

              (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

               Such Shares (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 5 of Article I.

          (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

          (c) The Committee, in its discretion, may provide that dividends paid on Restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

III. MISCELLANEOUS PROVISIONS

     1.   Neither a Stock Option nor Stock Appreciation Right  shall be
          transferable except as provided for herein.   If any Participant
          makes such a transfer in violation hereof, any obligation of the Company with respect to such Stock Option or Stock Appreciation Right shall forthwith terminate.

     2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to termi-nate the employment of any such person with or without cause.

     3. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     4. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise or Award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such Award or another Award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold. The Committee may permit a Participant (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

IV.  AMENDMENTS

     1. The Board may from time to time amend or modify this Incentive Plan, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of Monsanto:

          (a) permit the Company to decrease the Option price on any outstanding Option;

          (b) permit any change which would require the approval of stockholders of Monsanto under Section 16 of the Securities Exchange Act of 1934 or the rules thereunder or under Section 422 of the Internal Revenue Code of 1986, or the rules thereunder (or any laws, rules, regulations or other provisions that may replace such statutes or rules); or

          (c)  change any of the provisions of this Article IV.

     2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of Monsanto shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or other Award theretofore made to such Participant under this Incentive Plan.

V.   INTERPRETATION

     1. Except as authorized herein with respect to Stock Appreciation Rights, this Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or other award under any other incentive plan of Monsanto, its Subsidiaries and Associated Companies. No stock options, stock appreciation rights or Restricted Share awards shall be granted under the Searle Monsanto Stock Option Plan of 1986 after February 1, 1994.

     2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (hereinafter "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan.

                                APPENDIX

     1. The legend appearing at the top of the Notice of Annual Meeting of Stockholders appears in the printed document vertically in red along the left side of the Notice. The printed documents containing this legend will be distributed only to participants in Monsanto's stock option and Employee Stock Purchase Plans. The legend will not appear on documents delivered to other stockholders.

     2. On pages 2 through 4 of the proxy statement, the blank space to the left of each director's biography contains a 1-1/8 by 1-5/16 inch black and white photograph of the respective director.

     3. The column of stock ownership information appearing on page 5 of the proxy statement is presented in two columns in the proxy statement.

     4. The asterisks on the following pages are bullets in the printed documents: pages 9 and 12 of the proxy statement, page 1 of the NutraSweet/Monsanto Stock Plan of 1994, and page 1 of the Searle/Monsanto Stock Plan of 1994.

     5. The Stock Price Performance Graph on page 17 of the proxy statement is being transmitted in a format which can be processed by Edgar. As instructed, a paper copy of the proxy statement containing this graph is being mailed to John F. Murphy, Branch Chief.

     6. On page 20 of the proxy statement, "The Board of Directors recommends a vote "FOR" the approval of the 1994 Plan." is in bold-face type.

     7. On page 22 of the proxy statement, "The Board of Directors recommends a vote "FOR" the approval of the 1994 Searle Plan and a vote "FOR" the approval of the 1994 NutraSweet Plan." is in bold-face type.

     8. On page 24 of the proxy statement, "The Board of Directors recommends a vote "FOR" the approval of the annual incentive program for executive officers and a vote "FOR" the approval of the long-term incentive program for executive officers." and "The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte as principal independent auditors for the year 1994." are in bold-face type.

     9. On the back of the proxy card, "The Board of Directors recommends a vote "FOR" items 1, 2, 3, 4, 5, 6, and 7." is in bold-face type.

     10. On the back of the voting instruction card, "The Board of Directors recommends a vote "FOR" items 1, 2, 3, 4, 5, 6, and 7 and to "GRANT AUTHORITY" for item 8." and "The Board of Directors recommends a vote to "GRANT AUTHORITY" for item 8." are in bold-face type.